UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2012 – September 30, 2013

Item 1: Reports to Shareholders

Annual Report | September 30, 2013

Vanguard PRIMECAP Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Trustees Approve Advisory Agreement.	31
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

				Total
				Returns
Vanguard PRIMECAP Fund
Investor Shares				29.63%
Admiral™ Shares				29.73
S&P 500 Index				19.34
Multi-Cap Growth Funds Average				22.55
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$69.39	$87.83	$0.965	$0.721
Admiral Shares	72.03	91.15	1.079	0.748

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Fund, buoyed by a favorable stock market and the skill of its advisor, delivered a praiseworthy performance for the 12 months ended September 30, 2013. The fund returned nearly 30%, notably ahead of the results of its comparative standards––about 19% for its benchmark, the Standard & Poor’s 500 Index, and nearly 23% on average for its multi-capitalization growth peers.

PRIMECAP Management Company, the fund’s advisor, has customarily made outsized investments in health care and technology. For the fiscal year, the advisor’s commitment to these sectors and its investment decisions within them significantly boosted returns. The industrial sector was also a source of strength. At the same time, the fund was aided by its minimal or zero exposure to some of the market’s less productive precincts, such as consumer staples, utilities, and telecommunication services.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

2

Stocks dodged obstacles to produce strong gains
Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth, but investors’ tolerance for risk seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing growth.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

Bond returns were negative despite September’s bounce
Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which declined for the year. In September, however, bonds trimmed their losses after the Fed said it would maintain the level of purchases. The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% at the end of August. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

People and process are both crucial to the fund’s performance
PRIMECAP Management’s investment principles are steeped in both its people and its investment process, which draws on deep research. In seeking to understand a company or a business, PRIMECAP’s portfolio managers visit headquarters, factories, and stores; speak with employees and customers; build models; attend conferences; and analyze the links of the supply chain.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.45%	0.36%	1.31%

The fund expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Multi-Cap Growth Funds.

4

PRIMECAP Management’s people are equally essential. On that note, I’d like to express my appreciation to Mitch Milias, co-founder and chairman of the company and a manager of Vanguard PRIMECAP Fund since 2002, who will relinquish his portfolio management duties at the end of the year. Mitch will remain with the firm in a management and client relationship role.

Although this is a natural progression, Mitch has been an integral part of the PRIMECAP team, and we will miss him. However, we have full confidence in the talented co-managers and analysts at PRIMECAP who will continue to oversee the fund. Mitch’s portion will be absorbed by the existing four other portfolio managers as well as by analysts in the firm’s research department. As before, each manager will remain responsible for his own portion of the fund.

PRIMECAP focused on information technology and health care before and during Mitch’s tenure with the fund, and the sizable allocations to these industries are likely to continue after his departure. The fund’s exposure to each of those sectors was about 30% of assets on average during the fiscal year—far higher than the benchmark’s.

Over the 12 months, the fund’s health care stocks surged about 37% and were responsible for more than one-third of its return. Major pharmaceutical and biotechnology companies have been especially productive for PRIMECAP

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
PRIMECAP Fund Investor Shares	10.19%
S&P 500 Index	7.57
Multi-Cap Growth Funds Average	7.49
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

as pipelines for new medicines have expanded and positive rulings from the Food and Drug Administration have resulted in a more hospitable business climate.

As we described in the fund’s semiannual report in April 2013, the fund’s relative success in IT was due to both the stocks it held and those it largely sidestepped. Its holdings in the software and

Investment insight

Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30

2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

6

semiconductor industries were a boon. At the same time, PRIMECAP had only a minuscule investment in Apple, whose stock fell almost 27%. (Of course, the minimal exposure to Apple has also meant the fund didn’t benefit from the company’s soaring stock price over the past few years.)

PRIMECAP’s industrial stocks, mostly in the airfreight, aerospace, and airline groups, also lifted relative results. Stock choices were less favorable in consumer discretionary and in materials—the fund’s only negative-performing sector.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report that follows this letter.

The advisor’s patient approach has yielded strong long-term results
PRIMECAP Management Company has consistently taken a long-term, low-turnover approach to investing and shown conviction in constructing a portfolio that can differ greatly from the broad market. The strategy has served the fund well for much of its 29-year existence, though there have been several multiyear stretches when it has underperformed its benchmark or peer group.

Most recently, during fiscal years 2011 and 2012 when the fund underperformed the S&P 500 Index, PRIMECAP Management never veered from its investment plan, though its sector allocation and stock choices were sometimes out of sync with market trends. In 2013, the advisor’s patience and program were rewarded, and the fund surpassed both its benchmark and the average return of its peers by a wide margin.

For the ten years ended September 30, 2013, the PRIMECAP Fund recorded an average annual return of 10.19% for Investor Shares, more than 2 percentage points ahead of both its market benchmark, the S&P 500 Index, and its peer funds average.

Those results are a product of PRIMECAP Management’s skill and expertise and also of Vanguard’s historically low costs, which allow shareholders to keep more of the fund’s returns.

Staying out of the rough by staying the course
Back in September 2008, global financial markets were stunned by the collapse of Lehman Brothers, which transformed the economic downturn already under way into the Great Recession. Fast-forward to 2013: The U.S. economy is growing, albeit slowly, and stock markets have set record highs.

When headlines are blaring and stock markets are sinking, it’s human nature to be tempted to head for the exits. But it’s important to stick with the principles of balance and diversification—and the portfolio asset allocation you established to meet your long-term goals. Bonds can provide ballast if stock prices keep falling, and by remaining in the stock market, you will be able to participate when stocks begin to recover.

7

The benefit of staying the course was confirmed in a recent analysis of the performance of more than 58,000 self-directed Vanguard IRA® investors over the five years ended December 31, 2012. Vanguard compared actual returns earned by each investor with the hypothetical results of personalized index benchmarks, taking into consideration investors’ beginning and ending balances and any intervening cash flow.

The key finding: Those who stayed with their investment plans earned five-year returns commensurate with the calculated benchmarks, generally outperforming those who changed course. Investors who reacted to market events were much more likely to miss out on potential returns. (You can read more in Most Vanguard IRA Investors Shot Par by Staying the Course: 2008–2012, available at vanguard.com/ research.)

The results for the five years through 2012 are a good reminder that sticking with a simple, broad-based portfolio—even amid a financial tempest—can help minimize the chances of making a mistake that can reduce returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2013

8

Advisor’s Report

For the fiscal year ended September 30, 2013, Vanguard PRIMECAP Fund returned 29.63% for Investor Shares and 29.73% for Admiral Shares, exceeding both the 19.34% return of its benchmark, the unmanaged Standard & Poor’s 500 Index, and the 22.55% average return of its multi-capitalization growth fund peers. Favorable stock selection in information technology and health care was the main reason for the positive performance.

The investment environment
During the fiscal year, the actions of central banks—particularly in the United States, Japan, Europe, and the United Kingdom—heavily influenced the investment environment. Since the 2008–2009 financial crisis, these institutions have taken extraordinary measures to stimulate their countries’ economies, including large-scale quantitative easing, or QE. The banks have largely used the newly created money to buy government bonds, mortgage-backed securities, or both to try to reduce borrowing costs and encourage lending and investing. QE supports asset prices, because those who sell their securities to a central bank use some of the proceeds to buy other financial assets, and it often weakens currencies because of the increased supply.

For the 12 months, Japan’s stock market outperformed those of other major countries. When adjusted for the size of its economy, Japan’s QE program was the largest of any central bank’s. The Nikkei 225 index appreciated by 64% over the period after languishing since the financial crisis, and the yen depreciated by more than 25% against the U.S. dollar.

We are concerned that the absence of significant inflation in developed economies after the Great Recession has led many to assume that these conditions will persist indefinitely. In an inflationary environment, interest rates need to increase to compensate lenders for the loss of purchasing power, making debt levels that appear manageable at a time of ultralow interest rates more difficult to service. Overall debt levels in the United States remain high relative to gross domestic product, and large, unfunded entitlement obligations cloud the government’s fiscal outlook. Although U.S. interest rates have risen from recent lows, they remain depressed by historical standards. Eventually they will rise to more normal levels, but we believe the portfolio is relatively well-positioned for that circumstance given the strong balance sheets of many of our companies.

Outlook for U.S. equities
U.S. equities performed strongly for the fiscal year, with the S&P 500 Index returning 19.34%. In fact, the index reached a record high of 1,730 on September 18. Economically sensitive sectors such as consumer discretionary, financials, and industrials led. Defensive areas including consumer staples, utilities, and telecommunications services

9

underperformed. Bonds, which had enjoyed an extended period of outperformance, generally declined in price as interest rates increased.

We are less optimistic about U.S. equities than we were a year ago, though we still believe they are more attractive than bonds at current prices. At the end of the fiscal year, the S&P 500 was trading at about 15.5 times its calendar 2013 estimated earnings per share of $109, a reasonable valuation by historical standards. We are skeptical, though, that the index can sustain its earnings per share growth unless revenue growth accelerates.

Much of the recent earnings growth has come from profit margin expansion, and corporate margins are near record highs. Favorable trends from lower debt-service costs and debt-funded share repurchases, which have also helped boost earnings per share, could become hindrances in a rising interest rate environment.

Portfolio update and outlook
Although our focus is on the long term, we are encouraged by the fund’s fiscal year results. After generally lagging the returns of the S&P 500 Index for 2½ years, they improved dramatically. The portfolio remains significantly overweighted in health care and information technology. As of September 30, these two sectors constituted 64% of its assets (versus 31% for the S&P 500) and included nine of its ten largest holdings.

The fund’s outperformance was primarily driven by favorable stock selection in IT and health care. Even though the IT sector was the second-worst performer in the S&P 500, the fund’s stock picks more than offset the negative impact of its overweight position. Several longstanding investments appreciated significantly, including Adobe Systems (+60%) and Texas Instruments (+50%). A minimal exposure to Apple (–27%)—which still has the largest market capitalization in the S&P 500—further helped relative returns.

The health care sector outpaced the broader market by a wide margin and was the third-best performer in the index. Favorable stock selection was more helpful to the fund than its overweight position. Several long-held investments in pharmaceutical, biotechnology, and medical device stocks, which together make up a significant portion of the overall portfolio, outperformed the benchmark sector and the broader market. Among them were Biogen Idec (+61%), Roche Holding (+49%), and Amgen (+35%).

We believe that many of our IT and health care holdings are attractively valued. Both sectors are trading at discounts to their historical price-to-earnings ratios. IT is also currently valued at a discount to the overall market even though it has historically traded at a premium. We believe it has superior growth prospects.

10

Technology
In IT, the adoption of low-cost smart- phones in developing countries will give billions of people internet access for the first time. The internet more recently has emerged as a platform for delivering software applications and cloud computing services. Thanks to exponential growth in processing power, network bandwidth, storage capacity, and other capabilities, cloud computing is replacing the client-server model as the dominant computing paradigm. It enables productivity growth through better use of technology assets and allows users to obtain and pay for software and computing resources as needed.

We expect that internet-connected sensor applications will raise productivity through increased automation and improved use of assets. We believe we have positioned the fund to benefit from the internet’s continuing growth by investing in companies that provide underlying processes as well as those that offer internet-based services directly to users.

We have also identified other areas in which new technologies should create growth opportunities. The fund has significant investments in companies whose ideas help boost productivity in agriculture, oil and gas production, and payments. And we remain optimistic that health care applications will keep advancing, as we discuss in greater detail below.

Health care
The fund’s substantial investments in health care reflect our belief that innovation in this area will continue, as well as our expectation that consumption of health care services will grow more rapidly than the overall economy for the foreseeable future. Global demographic trends support increased demand as populations age in most developed countries and in China (largely because of its one-child policy introduced in 1979). As the proportion of elderly people grows, so does health care spending: Older people consume three times as many health care resources on average as the general population. We are also optimistic that the expected rise in living standards in many developing countries will open up new markets. As incomes in these countries grow and affordability improves, we anticipate that consumption will rise.

On the supply side, the industry’s considerable investments in research and development over the years are resulting in more effective therapies for many diseases such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic sequencing is allowing researchers to identify diseases and rapidly devise therapies that improve the standard of care and save lives. Increasingly, drugs developed based on a better understanding of a disease’s genetic causes are providing higher cure rates with fewer side effects than conventional treatments.

11

Conclusion
We remain committed to our investment philosophy, which is based on individual stock selection. Although this “bottom-up” approach can lead to periods of under-performance when the stocks in our portfolio fall out of favor, we believe it can generate superior results for investors over the long term.

PRIMECAP Management Company October 11, 2013

Portfolio management team update
After nearly 50 years of managing equity investments, Mitchell J. Milias, a co-founder and the chairman of PRIMECAP Management Company, has decided to relinquish his portfolio management duties at the end of 2013. Mr. Milias has been a co-manager of the PRIMECAP Fund since 2002. The portion of the fund he manages will be assumed by the fund’s other co-managers and the firm’s research department.

12

PRIMECAP Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
		Investor	Admiral
		Shares	Shares
Ticker Symbol	VPMCX		VPMAX
Expense Ratio[1]	0.45%		0.36%
30-Day SEC Yield	1.19%		1.28%

Portfolio Characteristics
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	131	500	3,636
Median Market Cap	$55.7B	$64.9B	$40.2B
Price/Earnings Ratio	20.6x	17.9x	19.5x
Price/Book Ratio	3.4x	2.5x	2.5x
Return on Equity	19.2%	17.9%	16.5%
Earnings Growth
Rate	12.5%	10.9%	11.1%
Dividend Yield	1.7%	2.1%	1.9%
Foreign Holdings	11.6%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	4.5%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
	S&P 500		Market
	Fund	Index	FA Index
Consumer
Discretionary	8.6%	12.5%	13.3%
Consumer Staples	0.7	10.0	8.7
Energy	4.3	10.5	9.6
Financials	5.5	16.3	17.3
Health Care	33.2	13.0	12.6
Industrials	14.1	10.7	11.4
Information
Technology	30.8	17.9	17.9
Materials	2.7	3.5	3.8
Telecommunication
Services	0.0	2.4	2.2
Utilities	0.1	3.2	3.2

Volatility Measures

		DJ U.S.
	S&P 500	Total Market
	Index	FA Index
R-Squared	0.95	0.95
Beta	1.04	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	6.9%
Amgen Inc.	Biotechnology	5.5
Roche Holding AG	Pharmaceuticals	4.4
Google Inc.	Internet Software &
	Services	4.0
FedEx Corp.	Air Freight &
	Logistics	3.8
Texas Instruments Inc.	Semiconductors	3.8
Eli Lilly & Co.	Pharmaceuticals	3.7
Microsoft Corp.	Systems Software	3.5
Adobe Systems Inc.	Application Software	3.3
Novartis AG	Pharmaceuticals	3.1
Top Ten		42.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares.

13

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	PRIMECAP Fund*Investor Shares	29.63%	10.99%	10.19%	$26,387
••••••••	S&P 500 Index	19.34	10.02	7.57	20,737
– – – –	Multi-Cap Growth Funds Average	22.55	10.48	7.49	20,590
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.44	10.69	8.32	22,235
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	29.73%	11.09%	10.32%	$133,488
S&P 500 Index	19.34	10.02	7.57	103,685
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.44	10.69	8.32	111,177

See Financial Highlights for dividend and capital gains information.

14

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

15

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.7%)
Consumer Discretionary (8.2%)
	L Brands Inc.	9,471,722	578,722
*	DIRECTV	8,053,962	481,224
	TJX Cos. Inc.	6,875,000	387,681
	Walt Disney Co.	5,575,000	359,532
	Whirlpool Corp.	1,620,800	237,350
^	Sony Corp. ADR	10,050,000	216,276
	Carnival Corp.	5,793,200	189,090
*	Bed Bath & Beyond Inc.	2,300,975	178,003
	Mattel Inc.	3,906,433	163,523
	Lowe’s Cos. Inc.	750,000	35,707
	Time Warner Cable Inc.	293,304	32,733
	Ross Stores Inc.	368,800	26,849
*	Amazon.com Inc.	76,000	23,761
	Las Vegas Sands Corp.	300,000	19,926
	VF Corp.	99,350	19,776
	Macy’s Inc.	385,800	16,694
	Target Corp.	120,000	7,678
			2,974,525
Consumer Staples (0.6%)
	Costco Wholesale Corp.	1,415,000	162,895
	Kellogg Co.	700,000	41,111
	CVS Caremark Corp.	219,065	12,432
	PepsiCo Inc.	145,000	11,527
			227,965
Energy (4.1%)
	Noble Energy Inc.	7,920,176	530,731
	EOG Resources Inc.	1,865,000	315,707
	Schlumberger Ltd.	3,562,299	314,765
	Transocean Ltd.	2,702,374	120,256
	Exxon Mobil Corp.	615,000	52,914
	Encana Corp.	2,660,000	46,098
*	Cameron International
	Corp.	680,000	39,691
*	Southwestern Energy Co.	892,000	32,451
	National Oilwell Varco Inc.	310,000	24,214

			Market
			Value
		Shares	($000)
	Petroleo Brasileiro SA
	ADR Type A	600,000	10,038
	Noble Corp.	240,000	9,065
	Petroleo Brasileiro SA ADR	400,000	6,196
	Cenovus Energy Inc.	100,000	2,985
	Cabot Oil & Gas Corp.	44,000	1,642
	Range Resources Corp.	12,500	949
			1,507,702
Financials (5.3%)
	Marsh & McLennan
	Cos. Inc.	15,382,000	669,886
	Charles Schwab Corp.	29,665,900	627,137
*	Berkshire Hathaway Inc.
	Class B	2,000,000	227,020
	Chubb Corp.	2,500,000	223,150
	Wells Fargo & Co.	2,680,000	110,738
	American Express Co.	457,100	34,520
	CME Group Inc. Class A	260,000	19,209
	Weyerhaeuser Co.	100,000	2,863
			1,914,523
Health Care (31.8%)
*	Biogen Idec Inc.	10,387,495	2,500,893
	Amgen Inc.	17,886,200	2,002,181
	Roche Holding AG	5,860,000	1,581,458
	Eli Lilly & Co.	26,450,000	1,331,228
	Novartis AG ADR	14,529,969	1,114,594
	Medtronic Inc.	16,323,952	869,250
	Johnson & Johnson	6,864,800	595,109
*	Life Technologies Corp.	6,939,300	519,268
*	Boston Scientific Corp.	28,342,560	332,742
	GlaxoSmithKline plc
	ADR	5,121,200	256,931
	Abbott Laboratories	5,911,300	196,196
	AbbVie Inc.	2,449,800	109,580
	Sanofi ADR	1,205,000	61,009
	Stryker Corp.	259,000	17,506
	Zimmer Holdings Inc.	197,000	16,182
			11,504,127

16

PRIMECAP Fund

			Market
			Value
		Shares	($000)
Industrials (13.5%)
	FedEx Corp.	11,969,012	1,365,784
	Honeywell International
	Inc.	7,818,547	649,252
	Southwest Airlines Co.	34,559,300	503,183
	CH Robinson Worldwide
	Inc.	5,284,080	314,720
	United Parcel Service Inc.
	Class B	3,211,070	293,395
	Union Pacific Corp.	1,838,700	285,624
	Caterpillar Inc.	3,236,775	269,850
	European Aeronautic
	Defence and Space
	Co. NV	4,233,700	269,781
	Boeing Co.	1,775,760	208,652
	Alaska Air Group Inc.	3,103,900	194,366
	Deere & Co.	1,961,500	159,647
	Delta Air Lines Inc.	3,094,000	72,987
	PACCAR Inc.	1,000,000	55,660
	Canadian Pacific Railway
	Ltd.	447,800	55,214
	Expeditors International
	of Washington Inc.	1,006,700	44,355
	Donaldson Co. Inc.	800,000	30,504
	Rockwell Automation Inc.	236,900	25,334
	Pentair Ltd.	350,000	22,729
*	United Continental
	Holdings Inc.	580,000	17,812
	Pall Corp.	205,000	15,793
	CSX Corp.	500,000	12,870
	Granite Construction Inc.	290,000	8,874
	Norfolk Southern Corp.	46,100	3,566
	Safran SA	42,000	2,587
	Cummins Inc.	12,150	1,614
	Republic Services Inc.
	Class A	17,000	567
			4,884,720
Information Technology (29.5%)
*	Google Inc. Class A	1,664,643	1,458,078
	Texas Instruments Inc.	33,888,200	1,364,678
	Microsoft Corp.	38,464,600	1,281,256
*	Adobe Systems Inc.	23,310,070	1,210,725
	QUALCOMM Inc.	9,559,350	643,918
	Intuit Inc.	9,690,500	642,577
	Oracle Corp.	16,567,133	549,532
*	Micron Technology Inc.	20,120,000	351,496
	EMC Corp.	12,232,800	312,670
	Visa Inc. Class A	1,608,570	307,398
	Intel Corp.	12,400,000	284,208
	Hewlett-Packard Co.	11,350,000	238,123
	Symantec Corp.	9,503,500	235,212
	Telefonaktiebolaget LM
	Ericsson ADR	16,808,914	224,399

			Market
			Value
		Shares	($000)
	KLA-Tencor Corp.	3,587,700	218,312
	Accenture plc Class A	2,886,100	212,532
1	Plantronics Inc.	3,701,500	170,454
	NVIDIA Corp.	10,291,000	160,128
	Motorola Solutions Inc.	1,874,000	111,278
	NetApp Inc.	2,600,000	110,812
*	Blackberry Ltd.	10,438,600	82,987
	Corning Inc.	5,243,200	76,498
	Activision Blizzard Inc.	3,720,000	62,012
	Analog Devices Inc.	1,222,000	57,495
	ASML Holding NV	479,175	47,323
	Apple Inc.	78,000	37,187
	International Business
	Machines Corp.	180,000	33,332
	SanDisk Corp.	500,000	29,755
	Mastercard Inc. Class A	41,250	27,752
*	Entegris Inc.	2,583,472	26,222
	Applied Materials Inc.	1,220,000	21,399
*	Rambus Inc.	2,000,000	18,800
	Cisco Systems Inc.	730,000	17,097
	Altera Corp.	450,000	16,722
*	Salesforce.com Inc.	154,000	7,994
*	eBay Inc.	115,000	6,416
*	F5 Networks Inc.	64,250	5,510
	Dell Inc.	200,000	2,754
*	Yahoo! Inc.	20,000	663
			10,665,704
Materials (2.6%)
	Monsanto Co.	6,140,460	640,880
	Potash Corp. of
	Saskatchewan Inc.	6,519,200	203,921
	Praxair Inc.	625,000	75,131
	EI du Pont de Nemours
	& Co.	135,000	7,906
	Celanese Corp. Class A	60,000	3,167
			931,005
Utilities (0.1%)
	NextEra Energy Inc.	229,440	18,392
	Public Service Enterprise
	Group Inc.	381,000	12,546
			30,938
Total Common Stocks
(Cost $17,262,928)			34,641,209
Temporary Cash Investment (4.8%)
Money Market Fund (4.8%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.112%
	(Cost $1,730,611)	1,730,610,846	1,730,611
Total Investments (100.5%)
(Cost $18,993,539)			36,371,820

17

PRIMECAP Fund

Market
Value
($000)
Other Assets and Liabilities (-0.5%)
Other Assets	691,586
Liabilities[3]	(875,325)
(183,739)
Net Assets (100%)	36,188,081

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	17,187,878
Undistributed Net Investment Income	216,612
Accumulated Net Realized Gains	1,404,609
Unrealized Appreciation (Depreciation)
Investment Securities	17,378,281
Foreign Currencies	701
Net Assets	36,188,081

Investor Shares—Net Assets
Applicable to 148,695,662 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,059,377
Net Asset Value Per Share—
Investor Shares	$87.83

Admiral Shares—Net Assets
Applicable to 253,732,972 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	23,128,704
Net Asset Value Per Share—
Admiral Shares	$91.15

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $78,464,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $80,214,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	571,742
Interest[2]	1,717
Securities Lending	3,792
Total Income	577,251
Expenses
Investment Advisory Fees—Note B	67,551
The Vanguard Group—Note C
Management and Administrative—Investor Shares	30,839
Management and Administrative—Admiral Shares	24,821
Marketing and Distribution—Investor Shares	2,347
Marketing and Distribution—Admiral Shares	2,625
Custodian Fees	452
Auditing Fees	26
Shareholders’ Reports—Investor Shares	121
Shareholders’ Reports—Admiral Shares	101
Trustees’ Fees and Expenses	85
Total Expenses	128,968
Net Investment Income	448,283
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,544,552
Foreign Currencies	268
Realized Net Gain (Loss)	1,544,820
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,421,077
Foreign Currencies	319
Change in Unrealized Appreciation (Depreciation)	6,421,396
Net Increase (Decrease) in Net Assets Resulting from Operations	8,414,499

1 Dividends are net of foreign withholding taxes of $15,596,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,481,000, $1,717,000, and $232,873,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	448,283	383,777
Realized Net Gain (Loss)	1,544,820	314,049
Change in Unrealized Appreciation (Depreciation)	6,421,396	5,337,484
Net Increase (Decrease) in Net Assets Resulting from Operations	8,414,499	6,035,310
Distributions
Net Investment Income
Investor Shares	(181,566)	(163,746)
Admiral Shares	(236,821)	(144,688)
Realized Capital Gain[1]
Investor Shares	(135,657)	(500,030)
Admiral Shares	(164,172)	(402,175)
Total Distributions	(718,216)	(1,210,639)
Capital Share Transactions
Investor Shares	(3,902,726)	(3,252,493)
Admiral Shares	2,784,511	2,590,407
Net Increase (Decrease) from Capital Share Transactions	(1,118,215)	(662,086)
Total Increase (Decrease)	6,578,068	4,162,585
Net Assets
Beginning of Period	29,610,013	25,447,428
End of Period[2]	36,188,081	29,610,013

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $25,728,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $216,612,000 and $222,255,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$69.39	$58.46	$60.36	$55.10	$62.76
Investment Operations
Net Investment Income	1.033	.866	.651	.631[1]	.500
Net Realized and Unrealized Gain (Loss)
on Investments	19.093	12.857	(1.266)	5.076	(3.990)
Total from Investment Operations	20.126	13.723	(.615)	5.707	(3.490)
Distributions
Dividends from Net Investment Income	(. 965)	(. 689)	(.614)	(.447)	(.508)
Distributions from Realized Capital Gains	(.721)	(2.104)	(.671)	—	(3.662)
Total Distributions	(1.686)	(2.793)	(1.285)	(.447)	(4.170)
Net Asset Value, End of Period	$87.83	$69.39	$58.46	$60.36	$55.10

Total Return[2]	29.63%	24.17%	-1.23%	10.36%	-4.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,059	$13,632	$14,359	$18,028	$17,795
Ratio of Total Expenses to
Average Net Assets	0.45%	0.45%	0.45%	0.45%	0.49%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.30%	0.95%	1.05%[1]	1.02%
Portfolio Turnover Rate	5%	6%	8%	5%	4%

1 Net investment income per share and the ratio of net investment income to average net assets include $.128 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$72.03	$60.69	$62.65	$57.20	$65.19
Investment Operations
Net Investment Income	1.178	.974	.738	.711[1]	.580
Net Realized and Unrealized Gain (Loss)
on Investments	19.769	13.333	(1.319)	5.269	(4.160)
Total from Investment Operations	20.947	14.307	(. 581)	5.980	(3.580)
Distributions
Dividends from Net Investment Income	(1.079)	(.785)	(.683)	(.530)	(.612)
Distributions from Realized Capital Gains	(.748)	(2.182)	(.696)	—	(3.798)
Total Distributions	(1.827)	(2.967)	(1.379)	(.530)	(4.410)
Net Asset Value, End of Period	$91.15	$72.03	$60.69	$62.65	$57.20

Total Return	29.73%	24.29%	-1.14%	10.46%	-3.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,129	$15,978	$11,088	$9,765	$9,222
Ratio of Total Expenses to
Average Net Assets	0.36%	0.36%	0.36%	0.36%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.39%	1.04%	1.14%[1]	1.14%
Portfolio Turnover Rate	5%	6%	8%	5%	4%

1 Net investment income per share and the ratio of net investment income to average net assets include $.133 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

22

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral

23

PRIMECAP Fund

mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2013, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $4,218,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.69% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	32,787,383	1,853,826	—
Temporary Cash Investments	1,730,611	—	—
Total	34,517,994	1,853,826	—

24

PRIMECAP Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2013, the fund realized net foreign currency gains of $268,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $35,807,000 from undistributed net investment income, and $122,568,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2013, the fund had $279,607,000 of ordinary income and $1,396,058,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $18,993,539,000. Net unrealized appreciation of investment securities for tax purposes was $17,378,281,000, consisting of unrealized gains of $18,079,594,000 on securities that had risen in value since their purchase and $701,313,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2013, the fund purchased $1,620,226,000 of investment securities and sold $3,657,295,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	668,647	8,660	1,018,574	15,661
Issued in Lieu of Cash Distributions	313,404	4,485	657,028	10,847
Redeemed[1]	(4,884,777)	(60,900)	(4,928,095)	(75,690)
Net Increase (Decrease)—Investor Shares	(3,902,726)	(47,755)	(3,252,493)	(49,182)
Admiral Shares
Issued	4,361,547	51,652	3,650,726	54,056
Issued in Lieu of Cash Distributions	378,497	5,223	511,390	8,139
Redeemed[1]	(1,955,533)	(24,968)	(1,571,709)	(23,062)
Net Increase (Decrease) —Admiral Shares	2,784,511	31,907	2,590,407	39,133

1 Net of redemption fees for fiscal 2012 of $545,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

25

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2012		Proceeds from		Sept. 30, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Biogen Idec Inc.	1,790,029	—	292,429	—	NA1
Plantronics	130,774	—	—	1,481	170,454
	1,920,803			1,481	170,454

1 Not applicable—At September 30, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard PRIMECAP Fund
This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $421,739,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
The fund distributed $418,387,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 97.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares
Periods Ended September 30, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	29.63%	10.99%	10.19%
Returns After Taxes on Distributions	29.17	10.39	9.61
Returns After Taxes on Distributions and Sale of Fund Shares	17.41	8.76	8.46

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,107.15	$2.32
Admiral Shares	1,000.00	1,107.53	1.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$2.23
Admiral Shares	1,000.00	1,023.31	1.78

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies that have long-term growth potential overlooked by the market and are trading at attractive valuation levels. The firm has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112013

Annual Report | September 30, 2013

Vanguard Target Retirement Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	9
Target Retirement 2010 Fund.	18
Target Retirement 2015 Fund.	28
Target Retirement 2020 Fund.	38
Target Retirement 2025 Fund.	48
Target Retirement 2030 Fund.	58
Your Fund’s After-Tax Returns.	70
About Your Fund’s Expenses.	72
Glossary.	74

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013
Total
Returns
Vanguard Target Retirement Income Fund	4.12%
Target Income Composite Index	4.26
Mixed-Asset Target Allocation Conservative Funds Average	4.94
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2010 Fund	6.76%
Target 2010 Composite Index	6.98
Mixed-Asset Target 2010 Funds Average	6.25
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	9.56%
Target 2015 Composite Index	9.81
Mixed-Asset Target 2015 Funds Average	6.94
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2020 Fund	11.70%
Target 2020 Composite Index	11.94
Mixed-Asset Target 2020 Funds Average	8.31
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2025 Fund	13.34%
Target 2025 Composite Index	13.61
Mixed-Asset Target 2025 Funds Average	11.45
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2030 Fund	15.05%
Target 2030 Composite Index	15.30
Mixed-Asset Target 2030 Funds Average	12.61
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

Global stock markets advanced during the fiscal year ended September 30, 2013, but bond markets fell as uncertainty grew around the Federal Reserve’s plans to reduce its $85 billion-a-month bond-buying stimulus program.

The six Vanguard Target Retirement Funds reviewed in this report—the Income Fund as well as the funds dated 2010 through 2030—were particularly sensitive to weakness in the bond market because they hold larger allocations to bonds than do longer-dated funds in the series. (The Target Retirement Funds dated 2035 through 2060 are discussed in a separate report.)

Despite the recent volatility in bond markets, the Target Retirement Funds covered here produced returns ranging from 4.12% to 15.05% for the fiscal year. As you would expect, the funds with the heaviest allocation to stocks performed best. Short-term challenges notwithstanding, we continue to believe that bonds are a good cushion to equity market volatility, and that a higher allocation to bonds can reduce the total risk in your portfolio over the long term.

Stocks dodged obstacles to produce strong gains
Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered

2

only modest growth over the fiscal year, but investors’ appetite for risk seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing economic growth.

Bond returns were negative despite September’s bounce
Bonds posted declines for the year. However, bonds trimmed their losses in September after the Fed said it would continue its bond-buying program.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% a month earlier. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Strength of underlying stock funds tempered the bond funds’ declines
Target Retirement Funds provide investors with professionally managed, diversified portfolios composed of up to five underlying funds. Depending on when an investor expects to retire, these “funds of funds” gradually shift their allocation from stocks to bonds along a predetermined path. Once the target date is reached, these funds continue to adjust until they enter an income phase, when the portfolio will convert to the Target Retirement Income Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

As I mentioned earlier, the performance of the Target Retirement Funds for the fiscal year ended September 30 was largely influenced by the extent of their exposure to stocks. The Target Retirement

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.16%	0.92%
Target Retirement 2010 Fund	0.16	0.53
Target Retirement 2015 Fund	0.16	0.53
Target Retirement 2020 Fund	0.16	0.58
Target Retirement 2025 Fund	0.17	0.51
Target Retirement 2030 Fund	0.17	0.57

The fund expense figures shown—drawn from the prospectus dated August 12, 2013—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.16% for the Income Fund, 0.16% for the 2010 Fund, 0.16% for the 2015 Fund, 0.16% for the 2020 Fund, 0.17% for the 2025 Fund, and 0.17% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Income Fund, Mixed-Asset Target Allocation Conservative Funds; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds, and for the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds.

4

Total Returns
Inception Through September 30, 2013
Average
Annual Return
Target Retirement Income Fund (Returns since inception: 10/27/2003)	5.54%
Target Income Composite Index	5.54
Mixed-Asset Target Allocation Conservative Funds Average	4.46
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2010 Fund (Returns since inception: 6/7/2006)	5.74%
Target 2010 Composite Index	5.74
Mixed-Asset Target 2010 Funds Average	4.36
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2015 Fund (Returns since inception: 10/27/2003)	6.27%
Target 2015 Composite Index	6.26
Mixed-Asset Target 2015 Funds Average	5.03
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2020 Fund (Returns since inception: 6/7/2006)	5.93%
Target 2020 Composite Index	6.01
Mixed-Asset Target 2020 Funds Average	4.55
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2025 Fund (Returns since inception: 10/27/2003)	6.53%
Target 2025 Composite Index	6.62
Mixed-Asset Target 2025 Funds Average	5.96
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2030 Fund (Returns since inception: 6/7/2006)	5.86%
Target 2030 Composite Index	5.97
Mixed-Asset Target 2030 Funds Average	4.64
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

2030 Fund, which invested more than 75% of its assets in stocks, produced the strongest result, with a 15.05% return. The Income Fund, the most conservative of the group, was the weakest performer, with a 4.12% return. The results of the four other funds fell in between.

Among the funds’ underlying investments, Vanguard Total Stock Market Index Fund stood out with a 21.36% gain for the fiscal year. (The returns here are for Investor Shares of the underlying index funds.) U.S. stocks benefited from increased investor confidence in most sectors, particularly financials, where the recovering housing and labor markets have made investing more attractive.

Vanguard Total International Stock Index Fund produced an impressive 17.06% result for the 12 months, buoyed largely by the strength of developed markets in Europe.

Results for the underlying bond funds were a different story. Vanguard Total Bond Market II Index Fund, a component of all six funds covered in this report, returned –1.93% for the fiscal year. Two other underlying bond funds—Vanguard Total International Bond Index Fund (launched May 31, 2013) and Vanguard Short-Term Inflation-Protected Securities Index Fund (launched October 16, 2012)—didn’t do much better, though neither had a full year’s results by September 30.

The Total International Bond Index Fund, which is included in each of the Target Retirement Funds, returned –0.54% from its inception date through the fiscal year-end. And the Short-Term Inflation-Protected Securities Index Fund, which is held in the three most conservative portfolios (the Income Fund, 2010 Fund, and 2015 Fund) returned –0.40% from May 31, the date when it joined the portfolios, through September 30.

After a volatile decade, funds are still on target
Three of the funds in this report—the Target Retirement Income Fund, Target Retirement 2015 Fund, and Target Retirement 2025 Fund—marked their tenth anniversaries in October. (The three other funds are younger.) Over the years, each of these funds has experienced volatility in both the stock market and, more recently, the bond market.

The funds have successfully achieved their goals of providing retirement investors with balanced and diversified portfolios that automatically adjust over time to control risk. Each fund’s average annual return has exceeded that of its peer group.

The quality of the underlying index funds has been crucial to the funds’ strong records. Credit goes to Vanguard’s Equity Investment Group and Fixed Income Group, whose skilled portfolio construction and management have enabled the

6

underlying index funds to successfully track their benchmarks while keeping the associated costs very low.

Our Target Retirement Funds have continued to evolve. Over the past year, the funds further diversified their portfolios by adding an international bond component. We also adjusted our approach to inflation and interest rate risk in the most conservative funds by adding the Short-Term Inflation-Protected Securities Index Fund, which replaced a longer-term inflation-protected securities fund.

Target Retirement Funds empower investors saving for their retirement
I am pleased that Vanguard has been able to offer investors Target Retirement Funds for a decade. As you may be aware, these types of single-fund offerings have had a significant impact on the way millions of Americans save for retirement. They’ve made the process more accessible, transparent, and convenient for investors, many of whom have neither the time nor the inclination to manage a retirement portfolio.

The presence of Vanguard Target Retirement Funds in employer-sponsored and individual retirement plans has expanded dramatically over the past ten years. This has enabled investors to create well-diversified, balanced portfolios for the long term consistent with Vanguard’s core investment principles.

Although it’s often tempting to react to blaring headlines as the stock or bond markets fluctuate, we believe it’s important that you stay the course and stick to your long-term goals. The Target Retirement Funds, through their mix of underlying stock and bond funds, help you do this by automatically rebalancing and adjusting based on the funds’ target retirement dates.

While they can’t entirely shield you from volatility, the Target Retirement Funds can help you navigate the market’s challenges as you move closer to your retirement goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2013

7

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$12.23	$12.46	$0.247	$0.021
Target Retirement 2010 Fund	$24.45	$25.50	$0.531	$0.037
Target Retirement 2015 Fund	$13.54	$14.49	$0.298	$0.018
Target Retirement 2020 Fund	$24.04	$26.26	$0.508	$0.026
Target Retirement 2025 Fund	$13.70	$15.18	$0.296	$0.012
Target Retirement 2030 Fund	$23.51	$26.46	$0.499	$0.015

8

Target Retirement Income Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.75%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	39.3%
Vanguard Total Stock Market Index Fund
Investor Shares	20.9
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.8
Vanguard Total International Bond Index
Fund Investor Shares	14.0
Vanguard Total International Stock Index
Fund Investor Shares	9.0

Total Fund Volatility Measures
	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.07
Beta	1.01	0.41

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.16%.

9

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2013
Initial Investment of $10,000

Average Annual Total Returns
Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(10/27/2003)	Investment
	Target Retirement Income Fund	4.12%	6.83%	5.54%	$17,071
••••••••	Target Income Composite Index	4.26	6.84	5.54	17,085
– – – –	Mixed-Asset Target Allocation

	Barclays Conservative U.S. Funds Aggregate Average Bond Index	-1.68 4.94	5.41 6.42	4.73 4.46	15,820 15,425

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Target Retirement Income Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2013

11

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (20.9%)
Vanguard Total Stock Market Index Fund Investor Shares	49,893,797	2,126,474

International Stock Fund (9.0%)
Vanguard Total International Stock Index Fund Investor Shares	56,708,837	914,147

U.S. Bond Funds (56.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	377,279,753	3,995,392
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	68,873,564	1,704,621
		5,700,013
International Bond Fund (14.0%)
Vanguard Total International Bond Index Fund Investor Shares	143,412,455	1,419,783
Total Investment Companies (Cost $9,259,974)		10,160,417
Other Assets and Liabilities (0.0%)
Other Assets		75,348
Liabilities		(73,137)
		2,211
Net Assets (100%)
Applicable to 815,755,850 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,162,628
Net Asset Value Per Share		$12.46

At September 30, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		9,101,334
Undistributed Net Investment Income		4,559
Accumulated Net Realized Gains		156,292
Unrealized Appreciation (Depreciation)		900,443
Net Assets		10,162,628

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	199,821
Net Investment Income—Note B	199,821
Realized Net Gain (Loss)
Capital Gain Distributions Received	52,275
Investment Securities Sold	184,900
Realized Net Gain (Loss)	237,175
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(40,097)
Net Increase (Decrease) in Net Assets Resulting from Operations	396,899

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	199,821	172,142
Realized Net Gain (Loss)	237,175	37,941
Change in Unrealized Appreciation (Depreciation)	(40,097)	522,955
Net Increase (Decrease) in Net Assets Resulting from Operations	396,899	733,038
Distributions
Net Investment Income	(200,619)	(168,784)
Realized Capital Gain[1]	(16,647)	(9,699)
Total Distributions	(217,266)	(178,483)
Capital Share Transactions
Issued	3,006,065	3,254,326
Issued in Connection with Acquisition of
Vanguard Target Retirement 2005 Fund—Note G	—	2,192,576
Issued in Lieu of Cash Distributions	209,124	171,526
Redeemed	(2,614,401)	(1,555,508)
Net Increase (Decrease) from Capital Share Transactions	600,788	4,062,920
Total Increase (Decrease)	780,421	4,617,475
Net Assets
Beginning of Period	9,382,207	4,764,732
End of Period[2]	10,162,628	9,382,207

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $16,647,000 and $9,699,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $4,559,000 and $5,357,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.23	$11.22	$11.13	$10.49	$10.19
Investment Operations
Net Investment Income	. 246.275		.303[1]	.288	.268
Capital Gain Distributions Received	.067	.052	.030[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.185	.977	.080	.640	.302
Total from Investment Operations	.498	1.304	.413	.928	.570
Distributions
Dividends from Net Investment Income	(.247)	(.273)	(. 299)	(. 288)	(.270)
Distributions from Realized Capital Gains	(.021)	(.021)	(.024)	—	—
Total Distributions	(.268)	(.294)	(. 323)	(. 288)	(.270)
Net Asset Value, End of Period	$12.46	$12.23	$11.22	$11.13	$10.49

Total Return[2]	4.12%	11.74%	3.70%	8.97%	5.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,163	$9,382	$4,765	$3,623	$2,463
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.31%	2.65%	2.70%	2.78%
Portfolio Turnover Rate	40%	7%	14%[3]	12%	29%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

16

Target Retirement Income Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $22,538,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $43,292,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $5,047,000 of ordinary income and $157,059,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $9,261,229,000. Net unrealized appreciation of investment securities for tax purposes was $899,188,000, consisting of unrealized gains of $951,160,000 on securities that had risen in value since their purchase and $51,972,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $6,453,283,000 of investment securities and sold $5,813,395,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	243,245	274,845
Issued in Connection with Acquisition of
Vanguard Target Retirement 2005 Fund	—	184,543
Issued in Lieu of Cash Distributions	17,060	14,464
Redeemed	(211,747)	(131,221)
Net Increase (Decrease) in Shares Outstanding	48,558	342,631

G. On February 10, 2012, the fund acquired all the net assets of Vanguard Target Retirement 2005 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 184,543,000 shares of the fund for 177,808,000 shares of Vanguard Target Retirement 2005 Fund outstanding as of the close of business on February 10, 2012. Vanguard Target Retirement 2005 Fund’s net assets as of the close of business on February 10, 2012, of $2,192,576,000, including $237,489,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $5,956,166,000. The net assets of the fund immediately following the acquisition were $8,148,742,000.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

17

Target Retirement 2010 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	1.86%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	35.8%
Vanguard Total Stock Market Index Fund
Investor Shares	27.8
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	12.4
Vanguard Total International Bond Index
Fund Investor Shares	12.0
Vanguard Total International Stock Index
Fund Investor Shares	12.0

Total Fund Volatility Measures
	Target 2010	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.87
Beta	0.99	0.45

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.16%.

18

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2013
Initial Investment of $10,000

Average Annual Total Returns
Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2010 Fund	6.76%	7.41%	5.74%	$15,045
••••••••	Target 2010 Composite Index	6.98	7.45	5.74	15,047
– – – –	Mixed-Asset Target 2010 Funds

	MSCI Average US Broad Market Index	21.55 6.25	10.74 6.26	6.89 4.36	16,275 13,665

For a benchmark description, see the Glossary.

Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2013

20

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (27.8%)
Vanguard Total Stock Market Index Fund Investor Shares	43,585,628	1,857,619

International Stock Fund (12.0%)
Vanguard Total International Stock Index Fund Investor Shares	49,702,595	801,206

U.S. Bond Funds (48.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	226,004,485	2,393,388
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	33,424,375	827,253
		3,220,641
International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	80,965,448	801,558
Total Investment Companies (Cost $5,939,188)		6,681,024
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $498)	497,518	498
Total Investments (100.0%) (Cost $5,939,686)		6,681,522
Other Assets and Liabilities (0.0%)
Other Assets		67,692
Liabilities		(70,128)
		(2,436)
Net Assets (100%)
Applicable to 261,901,351 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,679,086
Net Asset Value Per Share		$25.50

21

Target Retirement 2010 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,789,951
Undistributed Net Investment Income	76,227
Accumulated Net Realized Gains	71,072
Unrealized Appreciation (Depreciation)	741,836
Net Assets	6,679,086

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	138,234
Net Investment Income—Note B	138,234
Realized Net Gain (Loss)
Capital Gain Distributions Received	27,526
Investment Securities Sold	121,545
Realized Net Gain (Loss)	149,071
Change in Unrealized Appreciation (Depreciation) of Investment Securities	145,289
Net Increase (Decrease) in Net Assets Resulting from Operations	432,594

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	138,234	138,726
Realized Net Gain (Loss)	149,071	38,287
Change in Unrealized Appreciation (Depreciation)	145,289	561,971
Net Increase (Decrease) in Net Assets Resulting from Operations	432,594	738,984
Distributions
Net Investment Income	(138,503)	(132,211)
Realized Capital Gain[1]	(9,651)	(8,208)
Total Distributions	(148,154)	(140,419)
Capital Share Transactions
Issued	2,006,950	1,935,277
Issued in Lieu of Cash Distributions	145,950	138,772
Redeemed	(1,913,559)	(1,264,685)
Net Increase (Decrease) from Capital Share Transactions	239,341	809,364
Total Increase (Decrease)	523,781	1,407,929
Net Assets
Beginning of Period	6,155,305	4,747,376
End of Period[2]	6,679,086	6,155,305

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $9,651,000 and $8,208,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $76,227,000 and $86,217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2010 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.45	$21.91	$21.87	$20.39	$20.47
Investment Operations
Net Investment Income	. 516	. 571	.560[1]	.520	.553
Capital Gain Distributions Received	.103	.100	.056[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.999	2.502	(.022)	1.455	.046
Total from Investment Operations	1.618	3.173	.594	1.975	.599
Distributions
Dividends from Net Investment Income	(. 531)	(. 596)	(. 511)	(. 495)	(.679)
Distributions from Realized Capital Gains	(.037)	(.037)	(.043)	—	—
Total Distributions	(.568)	(. 633)	(. 554)	(.495)	(.679)
Net Asset Value, End of Period	$25.50	$24.45	$21.91	$21.87	$20.39

Total Return[2]	6.76%	14.74%	2.68%	9.83%	3.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,679	$6,155	$4,747	$4,247	$3,065
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.51%	2.46%	2.67%	3.15%
Portfolio Turnover Rate	38%	12%	27%[3]	19%	41%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

26

Target Retirement 2010 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $9,721,000 from undistributed net investment income, and $5,349,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $63,820,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $76,620,000 of ordinary income and $71,541,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $5,940,548,000. Net unrealized appreciation of investment securities for tax purposes was $740,974,000, consisting of unrealized gains of $768,866,000 on securities that had risen in value since their purchase and $27,892,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $3,584,517,000 of investment securities and sold $3,324,653,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	81,038	82,983
Issued in Lieu of Cash Distributions	6,076	6,184
Redeemed	(76,925)	(54,110)
Net Increase (Decrease) in Shares Outstanding	10,189	35,057

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

27

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	36.9%
Vanguard Total Bond Market II Index Fund
Investor Shares	32.2
Vanguard Total International Stock Index
Fund Investor Shares	15.9
Vanguard Total International Bond Index
Fund Investor Shares	9.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	5.6

Total Fund Volatility Measures
	Target 2015	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.99	0.57

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.16%.

28

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2015 Fund	9.56%	7.92%	6.27%	$18,281
Target 2015 Composite Index	9.81	7.91	6.26	18,277
Mixed-Asset Target 2015 Funds
Average	6.94	6.28	5.03	16,275
MSCI US Broad Market Index	21.55	10.74	8.00	21,470

For a benchmark description, see the Glossary.

Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

29

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2013

30

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.9%)
Vanguard Total Stock Market Index Fund Investor Shares	170,983,436	7,287,314

International Stock Fund (15.9%)
Vanguard Total International Stock Index Fund Investor Shares	194,700,537	3,138,573

U.S. Bond Funds (37.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	600,175,327	6,355,857
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	44,611,905	1,104,144
		7,460,001
International Bond Fund (9.4%)
Vanguard Total International Bond Index Fund Investor Shares	187,409,840	1,855,357
Total Investment Companies (Cost $16,717,760)		19,741,245
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $8,639)	8,638,763	8,639
Total Investments (100.1%) (Cost $16,726,399)		19,749,884
Other Assets and Liabilities (-0.1%)
Other Assets		285,453
Liabilities		(296,013)
		(10,560)
Net Assets (100%)
Applicable to 1,361,957,033 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		19,739,324
Net Asset Value Per Share		$14.49

31

Target Retirement 2015 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	16,357,363
Undistributed Net Investment Income	247,209
Accumulated Net Realized Gains	111,267
Unrealized Appreciation (Depreciation)	3,023,485
Net Assets	19,739,324

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	408,230
Net Investment Income—Note B	408,230
Realized Net Gain (Loss)
Capital Gain Distributions Received	52,398
Investment Securities Sold	152,574
Realized Net Gain (Loss)	204,972
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,107,450
Net Increase (Decrease) in Net Assets Resulting from Operations	1,720,652

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	408,230	394,621
Realized Net Gain (Loss)	204,972	91,378
Change in Unrealized Appreciation (Depreciation)	1,107,450	1,819,354
Net Increase (Decrease) in Net Assets Resulting from Operations	1,720,652	2,305,353
Distributions
Net Investment Income	(384,520)	(356,688)
Realized Capital Gain[1]	(23,226)	(22,792)
Total Distributions	(407,746)	(379,480)
Capital Share Transactions
Issued	5,113,964	4,080,711
Issued in Lieu of Cash Distributions	403,269	375,872
Redeemed	(3,929,112)	(2,978,853)
Net Increase (Decrease) from Capital Share Transactions	1,588,121	1,477,730
Total Increase (Decrease)	2,901,027	3,403,603
Net Assets
Beginning of Period	16,838,297	13,434,694
End of Period[2]	19,739,324	16,838,297

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $23,226,000 and $22,792,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $247,209,000 and $247,068,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.54	$11.91	$12.03	$11.21	$11.34
Investment Operations
Net Investment Income	. 298.327		.283[1]	.285	.307
Capital Gain Distributions Received	.039	.053	.031[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.929	1.583	(.134)	.811	(.072)
Total from Investment Operations	1.266	1.963	.180	1.096	.235
Distributions
Dividends from Net Investment Income	(.298)	(.313)	(.276)	(. 276)	(. 365)
Distributions from Realized Capital Gains	(.018)	(. 020)	(. 024)	—	—
Total Distributions	(. 316)	(. 333)	(. 300)	(. 276)	(. 365)
Net Asset Value, End of Period	$14.49	$13.54	$11.91	$12.03	$11.21

Total Return[2]	9.56%	16.76%	1.40%	9.92%	2.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,739	$16,838	$13,435	$12,466	$9,507
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.59%	2.24%	2.62%	3.31%
Portfolio Turnover Rate	26%	13%	27%[3]	19%	37%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

36

Target Retirement 2015 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $23,569,000 from undistributed net investment income, and $6,760,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $64,723,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $247,329,000 of ordinary income and $111,897,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $16,727,148,000. Net unrealized appreciation of investment securities for tax purposes was $3,022,736,000, consisting of unrealized gains of $3,081,842,000 on securities that had risen in value since their purchase and $59,106,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $7,502,447,000 of investment securities and sold $5,848,491,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	368,573	317,087
Issued in Lieu of Cash Distributions	30,344	30,534
Redeemed	(280,939)	(232,130)
Net Increase (Decrease) in Shares Outstanding	117,978	115,491

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

37

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	43.4%
Vanguard Total Bond Market II Index Fund
Investor Shares	30.4
Vanguard Total International Stock Index
Fund Investor Shares	18.7
Vanguard Total International Bond Index
Fund Investor Shares	7.5

Total Fund Volatility Measures
	Target 2020	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.16%.

38

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2013
Initial Investment of $10,000

Average Annual Total Returns
Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2020 Fund	11.70%	8.20%	5.93%	$15,239
••••••••	Target 2020 Composite Index	11.94	8.37	6.01	15,330
– – – –	Mixed-Asset Target 2020 Funds

	MSCI Average US Broad Market Index	21.55 8.31	10.74 6.93	6.89 4.55	16,275 13,843

For a benchmark description, see the Glossary.

Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

39

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2013

40

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (43.4%)
Vanguard Total Stock Market Index Fund Investor Shares	221,976,098	9,460,621

International Stock Fund (18.7%)
Vanguard Total International Stock Index Fund Investor Shares	252,213,627	4,065,684

U.S. Bond Fund (30.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	624,388,103	6,612,270

International Bond Fund (7.5%)
Vanguard Total International Bond Index Fund Investor Shares	166,058,715	1,643,981
Total Investment Companies (Cost $18,545,013)		21,782,556
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $16,201)	16,200,781	16,201
Total Investments (100.1%) (Cost $18,561,214)		21,798,757
Other Assets and Liabilities (-0.1%)
Other Assets		307,590
Liabilities		(321,690)
		(14,100)
Net Assets (100%)
Applicable to 829,728,440 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,784,657
Net Asset Value Per Share		$26.26

41

Target Retirement 2020 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	18,262,238
Undistributed Net Investment Income	282,064
Accumulated Net Realized Gains	2,812
Unrealized Appreciation (Depreciation)	3,237,543
Net Assets	21,784,657

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	434,879
Net Investment Income—Note B	434,879
Realized Net Gain (Loss)
Capital Gain Distributions Received	35,666
Investment Securities Sold	37,941
Realized Net Gain (Loss)	73,607
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,631,720
Net Increase (Decrease) in Net Assets Resulting from Operations	2,140,206

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	434,879	359,941
Realized Net Gain (Loss)	73,607	79,895
Change in Unrealized Appreciation (Depreciation)	1,631,720	1,764,009
Net Increase (Decrease) in Net Assets Resulting from Operations	2,140,206	2,203,845
Distributions
Net Investment Income	(362,212)	(281,924)
Realized Capital Gain[1]	(18,538)	(17,036)
Total Distributions	(380,750)	(298,960)
Capital Share Transactions
Issued	7,050,481	4,865,832
Issued in Lieu of Cash Distributions	376,274	296,988
Redeemed	(3,479,383)	(2,021,399)
Net Increase (Decrease) from Capital Share Transactions	3,947,372	3,141,421
Total Increase (Decrease)	5,706,828	5,046,306
Net Assets
Beginning of Period	16,077,829	11,031,523
End of Period[2]	21,784,657	16,077,829

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $18,538,000 and $17,036,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $282,064,000 and $232,148,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.04	$20.83	$21.17	$19.66	$20.03
Investment Operations
Net Investment Income	. 528.569		. 473[1]	.510[1]	.539[1]
Capital Gain Distributions Received	.047	.079	.044[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.179	3.106	(.378)	1.440	(.360)
Total from Investment Operations	2.754	3.754	.139	1.950	.179
Distributions
Dividends from Net Investment Income	(.508)	(. 513)	(. 444)	(.440)	(.549)
Distributions from Realized Capital Gains	(.026)	(.031)	(.035)	—	—
Total Distributions	(.534)	(.544)	(.479)	(.440)	(.549)
Net Asset Value, End of Period	$26.26	$24.04	$20.83	$21.17	$19.66

Total Return[2]	11.70%	18.30%	0.53%	10.04%	1.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,785	$16,078	$11,032	$8,890	$5,706
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.62%	2.11%	2.51%	3.19%
Portfolio Turnover Rate	17%	8%	23%[3]	14%	27%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

46

Target Retirement 2020 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $22,751,000 from undistributed net investment income, and $451,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $46,452,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $284,746,000 of ordinary income and $6,022,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $18,567,106,000. Net unrealized appreciation of investment securities for tax purposes was $3,231,651,000, consisting of unrealized gains of $3,284,339,000 on securities that had risen in value since their purchase and $52,688,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $7,274,848,000 of investment securities and sold $3,225,260,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	283,506	213,996
Issued in Lieu of Cash Distributions	15,924	13,680
Redeemed	(138,429)	(88,615)
Net Increase (Decrease) in Shares Outstanding	161,001	139,061

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

47

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.17%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.8%
Vanguard Total Bond Market II Index Fund
Investor Shares	24.3
Vanguard Total International Stock Index
Fund Investor Shares	20.9
Vanguard Total International Bond Index
Fund Investor Shares	6.0

Total Fund Volatility Measures
	Target 2025	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.75

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.17%.

48

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2013
Initial Investment of $10,000

For a benchmark description, see the Glossary.

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

		Average Annual Total Returns
	Periods Ended September 30, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2025 Fund	13.34%	8.39%	6.53%	$18,738
Target 2025 Composite Index	13.61	8.59	6.62	18,893
Mixed-Asset Target 2025 Funds
Average	11.45	7.49	5.96	17,772
MSCI US Broad Market Index	21.55	10.74	8.00	21,470

See Financial Highlights for dividend and capital gains information.

49

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2013

50

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.7%)
Vanguard Total Stock Market Index Fund Investor Shares	293,081,763	12,491,145

International Stock Fund (20.9%)
Vanguard Total International Stock Index Fund Investor Shares	332,780,027	5,364,414

U.S. Bond Fund (24.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	589,038,518	6,237,918

International Bond Fund (6.1%)
Vanguard Total International Bond Index Fund Investor Shares	156,658,390	1,550,918
Total Investment Companies (Cost $21,048,272)		25,644,395
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $15,187)	15,186,962	15,187
Total Investments (100.1%) (Cost $21,063,459)		25,659,582
Other Assets and Liabilities (-0.1%)
Other Assets		326,448
Liabilities		(344,358)
		(17,910)
Net Assets (100%)
Applicable to 1,689,468,110 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		25,641,672
Net Asset Value Per Share		$15.18

51

Target Retirement 2025 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	20,683,290
Undistributed Net Investment Income	339,939
Accumulated Net Realized Gains	22,320
Unrealized Appreciation (Depreciation)	4,596,123
Net Assets	25,641,672

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	533,278
Net Investment Income—Note B	533,278
Realized Net Gain (Loss)
Capital Gain Distributions Received	34,762
Investment Securities Sold	83,691
Realized Net Gain (Loss)	118,453
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,280,063
Net Increase (Decrease) in Net Assets Resulting from Operations	2,931,794

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	533,278	465,615
Realized Net Gain (Loss)	118,453	77,668
Change in Unrealized Appreciation (Depreciation)	2,280,063	2,539,930
Net Increase (Decrease) in Net Assets Resulting from Operations	2,931,794	3,083,213
Distributions
Net Investment Income	(454,865)	(378,248)
Realized Capital Gain[1]	(18,440)	(16,898)
Total Distributions	(473,305)	(395,146)
Capital Share Transactions
Issued	6,898,529	4,781,176
Issued in Lieu of Cash Distributions	468,277	391,525
Redeemed	(4,205,203)	(2,836,642)
Net Increase (Decrease) from Capital Share Transactions	3,161,603	2,336,059
Total Increase (Decrease)	5,620,092	5,024,126
Net Assets
Beginning of Period	20,021,580	14,997,454
End of Period[2]	25,641,672	20,021,580

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $18,440,000 and $16,898,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $339,939,000 and $288,040,000.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.70	$11.71	$11.97	$11.11	$11.49
Investment Operations
Net Investment Income	.316	.331	.257[1]	.262	.279
Capital Gain Distributions Received	.021	.036	.020[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.451	1.927	(. 271)	.850	(.336)
Total from Investment Operations	1.788	2.294	.006	1.112	(.057)
Distributions
Dividends from Net Investment Income	(. 296)	(. 291)	(. 250)	(. 252)	(. 323)
Distributions from Realized Capital Gains	(.012)	(.013)	(.016)	—	—
Total Distributions	(.308)	(.304)	(. 266)	(. 252)	(. 323)
Net Asset Value, End of Period	$15.18	$13.70	$11.71	$11.97	$11.11

Total Return[2]	13.34%	19.89%	-0.11%	10.12%	0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,642	$20,022	$14,997	$13,652	$9,932
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.18%	0.18%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.27%	2.64%	2.01%	2.42%	3.09%
Portfolio Turnover Rate	16%	9%	23%[3]	11%	21%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

56

Target Retirement 2025 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $26,514,000 from undistributed net investment income, and $1,377,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $74,491,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $367,354,000 of ordinary income available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $21,068,554,000. Net unrealized appreciation of investment securities for tax purposes was $4,591,028,000, consisting of unrealized gains of $4,640,419,000 on securities that had risen in value since their purchase and $49,391,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $7,078,476,000 of investment securities and sold $3,798,111,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	483,653	369,649
Issued in Lieu of Cash Distributions	34,790	31,883
Redeemed	(290,706)	(220,958)
Net Increase (Decrease) in Shares Outstanding	227,737	180,574

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

57

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.18%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	23.2
Vanguard Total Bond Market II Index Fund
Investor Shares	18.3
Vanguard Total International Bond Index
Fund Investor Shares	4.5

Total Fund Volatility Measures
	Target 2030	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.83

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.17%.

58

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2013
Initial Investment of $10,000

Average Annual Total Returns
Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2030 Fund	15.05%	8.59%	5.86%	$15,173
••••••••	Target 2030 Composite Index	15.30	8.79	5.97	15,287
– – – –	Mixed-Asset Target 2030 Funds

	MSCI Average US Broad Market Index	21.55 12.61	10.74 7.50	6.89 4.64	16,275 13,939

For a benchmark description, see the Glossary.

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

59

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2013

60

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	225,591,075	9,614,692

International Stock Fund (23.1%)
Vanguard Total International Stock Index Fund Investor Shares	255,655,497	4,121,167

U.S. Bond Fund (18.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	306,844,139	3,249,479

International Bond Fund (4.5%)
Vanguard Total International Bond Index Fund Investor Shares	81,303,757	804,907
Total Investment Companies (Cost $14,611,221)		17,790,245
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $8,924)	8,923,695	8,924
Total Investments (100.0%) (Cost $14,620,145)		17,799,169
Other Assets and Liabilities (0.0%)
Other Assets		254,170
Liabilities		(258,714)
		(4,544)
Net Assets (100%)
Applicable to 672,420,191 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,794,625
Net Asset Value Per Share		$26.46

61

Target Retirement 2030 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	14,369,113
Undistributed Net Investment Income	229,962
Accumulated Net Realized Gains	16,526
Unrealized Appreciation (Depreciation)	3,179,024
Net Assets	17,794,625

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	361,634
Net Investment Income—Note B	361,634
Realized Net Gain (Loss)
Capital Gain Distributions Received	16,847
Investment Securities Sold	24,034
Realized Net Gain (Loss)	40,881
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,795,127
Net Increase (Decrease) in Net Assets Resulting from Operations	2,197,642

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	361,634	282,814
Realized Net Gain (Loss)	40,881	35,619
Change in Unrealized Appreciation (Depreciation)	1,795,127	1,624,548
Net Increase (Decrease) in Net Assets Resulting from Operations	2,197,642	1,942,981
Distributions
Net Investment Income	(289,870)	(204,000)
Realized Capital Gain[1]	(8,714)	(7,410)
Total Distributions	(298,584)	(211,410)
Capital Share Transactions
Issued	5,741,317	3,986,357
Issued in Lieu of Cash Distributions	294,856	209,803
Redeemed	(2,787,514)	(1,525,373)
Net Increase (Decrease) from Capital Share Transactions	3,248,659	2,670,787
Total Increase (Decrease)	5,147,717	4,402,358
Net Assets
Beginning of Period	12,646,908	8,244,550
End of Period[2]	17,794,625	12,646,908

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $8,714,000 and $7,410,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $229,962,000 and $177,537,000.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.51	$19.81	$20.36	$18.84	$19.63
Investment Operations
Net Investment Income	. 540.561		.398	.453[1]	.466[1]
Capital Gain Distributions Received	.027	.044	.011	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.897	3.580	(.542)	1.453	(.793)
Total from Investment Operations	3.464	4.185	(.133)	1.906	(.327)
Distributions
Dividends from Net Investment Income	(.499)	(.468)	(. 395)	(. 386)	(.463)
Distributions from Realized Capital Gains	(.015)	(.017)	(.022)	—	—
Total Distributions	(.514)	(.485)	(. 417)	(.386)	(.463)
Net Asset Value, End of Period	$26.46	$23.51	$19.81	$20.36	$18.84

Total Return[2]	15.05%	21.43%	-0.83%	10.21%	-1.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,795	$12,647	$8,245	$6,533	$4,003
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.18%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.66%	1.91%	2.32%	2.92%
Portfolio Turnover Rate	14%	4%	19%[3]	9%	13% [4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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Target Retirement 2030 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $19,339,000 from undistributed net investment income, and $1,363,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $7,257,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $252,838,000 of ordinary income and $1,793,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $14,628,287,000. Net unrealized appreciation of investment securities for tax purposes was $3,170,882,000, consisting of unrealized gains of $3,201,662,000 on securities that had risen in value since their purchase and $30,780,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $5,572,145,000 of investment securities and sold $2,229,224,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	233,050	180,472
Issued in Lieu of Cash Distributions	12,748	10,019
Redeemed	(111,235)	(68,762)
Net Increase (Decrease) in Shares Outstanding	134,563	121,729

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	22,538
Target Retirement 2010 Fund	5,349
Target Retirement 2015 Fund	6,760
Target Retirement 2020 Fund	327
Target Retirement 2025 Fund	—
Target Retirement 2030 Fund	99

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The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	70,303
Target Retirement 2010 Fund	54,999
Target Retirement 2015 Fund	190,991
Target Retirement 2020 Fund	209,938
Target Retirement 2025 Fund	291,205
Target Retirement 2030 Fund	204,097

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	18.9%
Target Retirement 2010 Fund	25.3
Target Retirement 2015 Fund	31.8
Target Retirement 2020 Fund	36.2
Target Retirement 2025 Fund	38.3
Target Retirement 2030 Fund	41.6

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	29,042	1,641
Target Retirement 2010 Fund	26,461	1,495
Target Retirement 2015 Fund	97,191	5,491
Target Retirement 2020 Fund	116,791	6,598
Target Retirement 2025 Fund	158,451	8,951
Target Retirement 2030 Fund	116,957	6,607

Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2013
			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement Income Fund
Returns Before Taxes	4.12%	6.83%	5.54%
Returns After Taxes on Distributions	3.38	5.98	4.48
Returns After Taxes on Distributions and Sale of Fund Shares	2.56	5.08	4.01
			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2010 Fund
Returns Before Taxes	6.76%	7.41%	5.74%
Returns After Taxes on Distributions	6.10	6.60	5.09
Returns After Taxes on Distributions and Sale of Fund Shares	4.19	5.58	4.35

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2015 Fund
Returns Before Taxes	9.56%	7.92%	6.27%
Returns After Taxes on Distributions	8.93	7.16	5.61
Returns After Taxes on Distributions and Sale of Fund Shares	5.81	6.03	4.84

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Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2013

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2020 Fund
Returns Before Taxes	11.70%	8.20%	5.93%
Returns After Taxes on Distributions	11.13	7.56	5.41
Returns After Taxes on Distributions and Sale of Fund Shares	7.04	6.31	4.58

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2025 Fund
Returns Before Taxes	13.34%	8.39%	6.53%
Returns After Taxes on Distributions	12.79	7.78	6.00
Returns After Taxes on Distributions and Sale of Fund Shares	8.00	6.50	5.14

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2030 Fund
Returns Before Taxes	15.05%	8.59%	5.86%
Returns After Taxes on Distributions	14.54	8.07	5.45
Returns After Taxes on Distributions and Sale of Fund Shares	8.99	6.71	4.59

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,008.22	$0.86
Target Retirement 2010 Fund	$1,000.00	$1,020.82	$0.86
Target Retirement 2015 Fund	$1,000.00	$1,035.00	$0.87
Target Retirement 2020 Fund	$1,000.00	$1,046.22	$0.87
Target Retirement 2025 Fund	$1,000.00	$1,053.44	$0.88
Target Retirement 2030 Fund	$1,000.00	$1,061.37	$0.88
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2010 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2015 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2020 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2025 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2030 Fund	$1,000.00	$1,024.22	$0.86

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.17%, 0.17%, 0.17%, 0.17%, 0.17%, and 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
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vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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copies of this information, for a fee, by sending a
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112013

Annual Report | September 30, 2013

Vanguard Target Retirement Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2035 Fund.	9
Target Retirement 2040 Fund.	19
Target Retirement 2045 Fund.	29
Target Retirement 2050 Fund.	39
Target Retirement 2055 Fund.	49
Target Retirement 2060 Fund.	59
Your Fund’s After-Tax Returns.	72
About Your Fund’s Expenses.	74
Glossary.	76

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013
Total
Returns
Vanguard Target Retirement 2035 Fund	16.77%
Target 2035 Composite Index	17.00
Mixed-Asset Target 2035 Funds Average	15.04
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2040 Fund	17.75%
Target 2040 Composite Index	17.92
Mixed-Asset Target 2040 Funds Average	14.85
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	17.70%
Target 2045 Composite Index	17.92
Mixed-Asset Target 2045 Funds Average	16.53
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2050 Fund	17.74%
Target 2050 Composite Index	17.92
Mixed-Asset Target 2050 Funds Average	16.28
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2055 Fund	17.73%
Target 2055 Composite Index	17.92
Spliced Mixed-Asset Target 2055+ Funds Average	16.53
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2060 Fund	17.69%
Target 2060 Composite Index	17.92
Spliced Mixed-Asset Target 2055+ Funds Average	16.53
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

Global stock markets advanced during the fiscal year ended September 30, 2013, but bond markets fell as uncertainty grew around the Federal Reserve’s plans to reduce its $85 billion-a-month bond-buying stimulus program.

Despite volatility in the bond markets, the six Vanguard Target Retirement Funds reviewed in this report produced double-digit returns for the fiscal year. (The Target Retirement Income Fund as well as the funds dated 2010 through 2030 are discussed in a separate report.)

As you would expect, the funds with the heavier allocations to stocks performed best. Short-term challenges notwithstanding, we continue to believe that bonds are a good cushion to equity market volatility, and that a higher allocation to bonds can reduce the total risk in your portfolio over the long term.

Stocks dodged obstacles to produce strong gains
Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for risk seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said.

Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing economic growth.

Bond returns were negative despite September’s bounce
Bonds posted declines for the year. However, bonds trimmed their losses in September after the Fed said it would continue its bond-buying program.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% a

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

month earlier. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained between 0% and 0.25%.

Strength of underlying stock funds tempered the bond funds’ declines
Target Retirement Funds provide investors with professionally managed, diversified portfolios composed of up to five underlying funds. Depending on when an investor expects to retire, these “fund of funds” gradually shift their allocation from stocks to bonds along a predetermined path.

Once the target date is reached, these funds continue to adjust until they enter an income phase, when the portfolio will convert to the Target Retirement Income Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

As I mentioned earlier, the performance of the Target Retirement Funds for the most recent fiscal year was largely influenced by the extent of their exposure to stocks. The Target Retirement 2060 Fund, which invested about 90% of its assets in stocks and 10% in bonds as of September 30, produced a 17.69% return. The Target Retirement 2035 Fund, the most

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.18%	0.52%
Target Retirement 2040 Fund	0.18	0.57
Target Retirement 2045 Fund	0.18	0.51
Target Retirement 2050 Fund	0.18	0.54
Target Retirement 2055 Fund	0.18	0.54
Target Retirement 2060 Fund	0.18	0.54

The fund expense figures shown—drawn from the prospectus dated August 12, 2013—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.18% for the 2035 Fund, 0.18% for the 2040 Fund, 0.18% for the 2045 Fund, 0.18% for the 2050 Fund, 0.18% for the 2055 Fund, and 0.18% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups as of December 31, 2012: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050, 2055, and 2060 Funds, Mixed-Asset Target 2050+ Funds.

conservative of this group with about 85% of its assets in stocks and 15% in bonds, returned 16.77% for the same period.

Among the funds’ underlying investments, Vanguard Total Stock Market Index Fund Investor Shares stood out with a 21.36% gain for the fiscal year. U.S. stocks benefited from investor confidence in most sectors, particularly financials, where the recovering housing and labor markets have made investing more attractive.

Total Returns
Inception Through September 30, 2013
Average
Annual Return
Target Retirement 2035 Fund (Returns since inception: 10/27/2003)	7.03%
Target 2035 Composite Index	7.14
Mixed-Asset Target 2035 Funds Average	6.39
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2040 Fund (Returns since inception: 6/7/2006)	6.01%
Target 2040 Composite Index	6.08
Mixed-Asset Target 2040 Funds Average	4.66
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2045 Fund (Returns since inception: 10/27/2003)	7.45%
Target 2045 Composite Index	7.54
Mixed-Asset Target 2045 Funds Average	6.92
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2050 Fund (Returns since inception: 6/7/2006)	6.07%
Target 2050 Composite Index	6.14
Mixed-Asset Target 2050 Funds Average	4.94
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2055 Fund (Returns since inception: 8/18/2010)	13.93%
Target 2055 Composite Index	14.09
Spliced Mixed-Asset Target 2055+ Funds Average	12.49
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The table does not include funds that have operated for less than three years.

Vanguard Total International Stock Index Fund Investor Shares also produced an impressive 17.06% result for the 12 months, buoyed largely by the strength of developed markets in Europe.

Results for the underlying bond funds were a different story. Vanguard Total Bond Market II Index Fund Investor Shares, a component of all six funds covered in this report, returned –1.93% for the fiscal year. Another underlying bond fund included in all the funds, Vanguard Total International Bond Index Fund (launched May 31, 2013), didn’t do much better, though it didn’t have a full year’s results. The Total International Bond Index Fund Investor Shares returned –0.54% between its inception date and September 30.

After a volatile decade, funds are still on target
Two of the funds in this report—the Target Retirement 2035 Fund and Target Retirement 2045 Fund—marked their tenth anniversaries in October. (Four other funds are younger.) Over the years, each of these funds has experienced volatility in both the stock markets and, more recently, the bond markets.

The funds have successfully achieved their goals of providing retirement investors with balanced and diversified portfolios that automatically adjust over time to control risk. Each fund’s average annual return has exceeded that of its respective peer group.

The quality of the underlying index funds has been crucial to the funds’ strong records. Credit goes to Vanguard’s Equity Investment Group and Fixed Income Group, whose skilled portfolio construction and management have enabled the underlying index funds to successfully track their benchmarks while keeping the associated costs very low.

Our Target Retirement Funds have also continued to evolve. Over the past year, the funds in this report further diversified their portfolios by adding the international bond component.

Target Retirement Funds empower investors saving for retirement
I am pleased that Vanguard has been able to offer investors Target Retirement Funds for a decade. As you may be aware, these types of single-fund offerings have had a significant impact on the way millions of Americans save for retirement. They’ve made the process more accessible, transparent, and convenient for investors, many of whom have neither the time nor the inclination to manage a retirement portfolio.

The presence of Vanguard Target Retirement Funds in employer-sponsored and individual retirement plans has expanded dramatically over the past ten years. This has enabled investors to create well-diversified, balanced portfolios for the long term consistent with Vanguard’s core investment principles.

Although it’s often tempting to react to blaring headlines as the stock or bond markets fluctuate, we believe it’s important that you stay the course and stick to your long-term goals. The Target Retirement Funds, through their mix of underlying stock and bond funds, help you do this by automatically rebalancing and adjusting based on the funds’ target retirement dates.

While they can’t entirely shield you from volatility, the Target Retirement Funds can help you navigate the market’s challenges as you move closer to your retirement goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2013

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2035 Fund	$14.15	$16.16	$0.307	$0.006
Target Retirement 2040 Fund	$23.26	$26.80	$0.496	$0.007
Target Retirement 2045 Fund	$14.61	$16.82	$0.316	$0.005
Target Retirement 2050 Fund	$23.16	$26.69	$0.487	$0.007
Target Retirement 2055 Fund	$24.81	$28.67	$0.447	$0.013
Target Retirement 2060 Fund	$21.74	$25.21	$0.315	$0.006

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.20%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	59.1%
Vanguard Total International Stock Index
Fund Investor Shares	25.5
Vanguard Total Bond Market II Index Fund
Investor Shares	12.3
Vanguard Total International Bond Index
Fund Investor Shares	3.1

Total Fund Volatility Measures
	Target 2035	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.91

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.18%.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(10/27/2003)	Investment
	Target Retirement 2035 Fund	16.77%	8.87%	7.03%	$19,633
••••••••	Target 2035 Composite Index	17.00	9.08	7.14	19,833
– – – –	Mixed-Asset Target 2035 Funds
		15.04	8.11	6.39	18,493
	MSCI Average US Broad Market Index	21.55	10.74	8.00	21,470

For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2013

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (59.1%)
Vanguard Total Stock Market Index Fund Investor Shares	263,633,613	11,236,065
International Stock Fund (25.5%)
Vanguard Total International Stock Index Fund Investor Shares	301,399,734	4,858,564
U.S. Bond Fund (12.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	221,567,183	2,346,396
International Bond Fund (3.1%)
Vanguard Total International Bond Index Fund Investor Shares	58,624,395	580,382
Total Investment Companies (Cost $15,114,231)		19,021,407
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $14,982)	14,982,000	14,982
Total Investments (100.1%) (Cost $15,129,213)		19,036,389
Other Assets and Liabilities (-0.1%)
Other Assets		211,061
Liabilities		(221,202)
		(10,141)
Net Assets (100%)
Applicable to 1,177,350,111 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		19,026,248
Net Asset Value Per Share		$16.16

Target Retirement 2035 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	14,874,823
Undistributed Net Investment Income	270,382
Accumulated Net Realized Losses	(26,133)
Unrealized Appreciation (Depreciation)	3,907,176
Net Assets	19,026,248

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7- day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	398,402
Net Investment Income—Note B	398,402
Realized Net Gain (Loss)
Capital Gain Distributions Received	12,080
Investment Securities Sold	33,851
Realized Net Gain (Loss)	45,931
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,193,228
Net Increase (Decrease) in Net Assets Resulting from Operations	2,637,561

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	398,402	331,291
Realized Net Gain (Loss)	45,931	31,795
Change in Unrealized Appreciation (Depreciation)	2,193,228	2,077,103
Net Increase (Decrease) in Net Assets Resulting from Operations	2,637,561	2,440,189
Distributions
Net Investment Income	(326,142)	(249,484)
Realized Capital Gain[1]	(6,374)	(5,327)
Total Distributions	(332,516)	(254,811)
Capital Share Transactions
Issued	5,012,842	3,574,347
Issued in Lieu of Cash Distributions	329,351	252,543
Redeemed	(2,840,996)	(2,031,576)
Net Increase (Decrease) from Capital Share Transactions	2,501,197	1,795,314
Total Increase (Decrease)	4,806,242	3,980,692
Net Assets
Beginning of Period	14,220,006	10,239,314
End of Period[2]	19,026,248	14,220,006

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $6,374,000 and $5,327,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $270,382,000 and $198,122,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.15	$11.77	$12.22	$11.31	$11.90
Investment Operations
Net Investment Income	.340	.344	.235	.250	.273[1]
Capital Gain Distributions Received	.011	.016	.006	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.972	2.307	(. 402)	. 898	(. 564)
Total from Investment Operations	2.323	2.667	(.161)	1.148	(. 291)
Distributions
Dividends from Net Investment Income	(.307)	(.281)	(. 236)	(. 238)	(.299)
Distributions from Realized Capital Gains	(.006)	(.006)	(.053)	—	—
Total Distributions	(.313)	(.287)	(.289)	(. 238)	(.299)
Net Asset Value, End of Period	$16.16	$14.15	$11.77	$12.22	$11.31

Total Return[2]	16.77%	22.98%	-1.55%	10.24%	-1.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,026	$14,220	$10,239	$9,223	$6,780
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.68%	1.81%	2.24%	2.88%
Portfolio Turnover Rate	12%	6%	18%[3]	6%	9% [4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment

Target Retirement 2035 Fund

For tax purposes, at September 30, 2013, the fund had $270,855,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2012 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in March 2012 and December 2012. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund used capital loss carryforwards of $37,602,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $23,213,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2013, the cost of investment securities for tax purposes was $15,132,607,000. Net unrealized appreciation of investment securities for tax purposes was $3,903,782,000, consisting of unrealized gains of $3,923,532,000 on securities that had risen in value since their purchase and $19,750,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $4,556,377,000 of investment securities and sold $1,962,625,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	335,609	269,022
Issued in Lieu of Cash Distributions	23,660	20,171
Redeemed	(186,558)	(154,290)
Net Increase (Decrease) in Shares Outstanding	172,711	134,903

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.21%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.9%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.1
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2040	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.18%.

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2040 Fund	17.75%	9.11%	6.01%	$15,326
••••••••	Target 2040 Composite Index	17.92	9.27	6.08	15,395
– – – –	Mixed-Asset Target 2040 Funds
		14.85	7.84	4.66	13,952
	MSCI Average US Broad Market Index	21.55	10.74	6.89	16,275

For a benchmark description, see the Glossary.

Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2013

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.8%)
Vanguard Total Stock Market Index Fund Investor Shares	177,223,729	7,553,275

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	201,048,400	3,240,900

U.S. Bond Fund (8.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	91,829,857	972,478

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	24,263,409	240,208
Total Investment Companies (Cost $9,641,155)		12,006,861
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $8,263)	8,263,000	8,263
Total Investments (100.0%) (Cost $9,649,418)		12,015,124
Other Assets and Liabilities (0.0%)
Other Assets		140,702
Liabilities		(142,885)
		(2,183)
Net Assets (100%)
Applicable to 448,274,056 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,012,941
Net Asset Value Per Share		$26.80

Target Retirement 2040 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	9,494,761
Undistributed Net Investment Income	154,704
Accumulated Net Realized Losses	(2,230)
Unrealized Appreciation (Depreciation)	2,365,706
Net Assets	12,012,941

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	241,052
Net Investment Income—Note B	241,052
Realized Net Gain (Loss)
Capital Gain Distributions Received	4,995
Investment Securities Sold	888
Realized Net Gain (Loss)	5,883
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,425,108
Net Increase (Decrease) in Net Assets Resulting from Operations	1,672,043

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	241,052	178,202
Realized Net Gain (Loss)	5,883	11,321
Change in Unrealized Appreciation (Depreciation)	1,425,108	1,107,410
Net Increase (Decrease) in Net Assets Resulting from Operations	1,672,043	1,296,933
Distributions
Net Investment Income	(184,948)	(121,325)
Realized Capital Gain[1]	(2,610)	(2,459)
Total Distributions	(187,558)	(123,784)
Capital Share Transactions
Issued	4,047,039	2,765,586
Issued in Lieu of Cash Distributions	184,925	122,539
Redeemed	(1,685,838)	(1,056,098)
Net Increase (Decrease) from Capital Share Transactions	2,546,126	1,832,027
Total Increase (Decrease)	4,030,611	3,005,176
Net Assets
Beginning of Period	7,982,330	4,977,154
End of Period[2]	12,012,941	7,982,330

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $2,610,000 and $2,459,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $154,704,000 and $110,201,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.26	$19.26	$20.03	$18.52	$19.36
Investment Operations
Net Investment Income	. 546	. 559	. 369	. 393	. 435[1]
Capital Gain Distributions Received	.012	.022	.006	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.485	3.872	(.705)	1.485	(.849)
Total from Investment Operations	4.043	4.453	(.330)	1.878	(. 414)
Distributions
Dividends from Net Investment Income	(.496)	(.444)	(.368)	(.368)	(.426)
Distributions from Realized Capital Gains	(.007)	(. 009)	(. 072)	—	—
Total Distributions	(. 503)	(. 453)	(. 440)	(. 368)	(.426)
Net Asset Value, End of Period	$26.80	$23.26	$19.26	$20.03	$18.52

Total Return[2]	17.75%	23.43%	-1.87%	10.23%	-1.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,013	$7,982	$4,977	$3,831	$2,330
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.69%	1.79%	2.23%	2.78%
Portfolio Turnover Rate	9%	3%	15%[3]	7%	9%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2040 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $11,601,000 from undistributed net investment income, and $142,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at September 30, 2013, the fund had $154,919,000 of ordinary income and $2,664,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $9,654,528,000. Net unrealized appreciation of investment securities for tax purposes was $2,360,596,000, consisting of unrealized gains of $2,372,543,000 on securities that had risen in value since their purchase and $11,947,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $3,549,151,000 of investment securities and sold $933,929,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	164,144	127,086
Issued in Lieu of Cash Distributions	8,082	5,969
Redeemed	(67,148)	(48,337)
Net Increase (Decrease) in Shares Outstanding	105,078	84,718

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.21%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2045	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.18%.

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(10/27/2003)	Investment
	Target Retirement 2045 Fund	17.70%	9.09%	7.45%	$20,414
••••••••	Target 2045 Composite Index	17.92	9.27	7.54	20,580
– – – –	Mixed-Asset Target 2045 Funds
		16.53	8.36	6.92	19,427
	MSCI Average US Broad Market Index	21.55	10.74	8.00	21,470

For a benchmark description, see the Glossary.

Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2013

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.9%)
Vanguard Total Stock Market Index Fund Investor Shares	168,827,153	7,195,413

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	191,379,673	3,085,040

U.S. Bond Fund (8.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	86,389,091	914,861

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	23,537,470	233,021
Total Investment Companies (Cost $9,066,859)		11,428,335
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $10,111)	10,110,826	10,111
Total Investments (100.0%) (Cost $9,076,970)		11,438,446
Other Assets and Liabilities (0.0%)
Other Assets		102,422
Liabilities		(99,747)
		2,675
Net Assets (100%)
Applicable to 680,070,472 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,441,121
Net Asset Value Per Share		$16.82

Target Retirement 2045 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	8,944,325
Undistributed Net Investment Income	159,898
Accumulated Net Realized Losses	(24,578)
Unrealized Appreciation (Depreciation)	2,361,476
Net Assets	11,441,121

See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vaguard. Rate shown for Vanguard Market Liquidity Fund is the 7 day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	234,541
Net Investment Income—Note B	234,541
Realized Net Gain (Loss)
Capital Gain Distributions Received	4,984
Investment Securities Sold	4,493
Realized Net Gain (Loss)	9,477
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,382,551
Net Increase (Decrease) in Net Assets Resulting from Operations	1,626,569

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	234,541	188,310
Realized Net Gain (Loss)	9,477	24,245
Change in Unrealized Appreciation (Depreciation)	1,382,551	1,185,281
Net Increase (Decrease) in Net Assets Resulting from Operations	1,626,569	1,397,836
Distributions
Net Investment Income	(186,901)	(138,613)
Realized Capital Gain[1]	(2,957)	(2,423)
Total Distributions	(189,858)	(141,036)
Capital Share Transactions
Issued	3,187,991	2,414,872
Issued in Lieu of Cash Distributions	188,279	140,029
Redeemed	(1,534,886)	(1,350,612)
Net Increase (Decrease) from Capital Share Transactions	1,841,384	1,204,289
Total Increase (Decrease)	3,278,095	2,461,089
Net Assets
Beginning of Period	8,163,026	5,701,937
End of Period[2]	11,441,121	8,163,026

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $2,957,000 and $2,423,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $159,898,000 and $112,258,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.61	$12.10	$12.64	$11.70	$12.29
Investment Operations
Net Investment Income	.350	.354	.237	.257	.281[1]
Capital Gain Distributions Received	.008	.014	.005	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.173	2.433	(.436)	.929	(.570)
Total from Investment Operations	2.531	2.801	(.194)	1.186	(.289)
Distributions
Dividends from Net Investment Income	(.316)	(.286)	(. 242)	(. 246)	(. 301)
Distributions from Realized Capital Gains	(.005)	(.005)	(.104)	—	—
Total Distributions	(. 321)	(. 291)	(. 346)	(. 246)	(. 301)
Net Asset Value, End of Period	$16.82	$14.61	$12.10	$12.64	$11.70

Total Return[2]	17.70%	23.47%	-1.82%	10.23%	-1.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,441	$8,163	$5,702	$4,918	$3,560
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.70%	1.79%	2.24%	2.86%
Portfolio Turnover Rate	10%	7%	16%[3]	6%	10% [4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs. See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2045 Fund

For tax purposes, at September 30, 2013, the fund had $159,789,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2012 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in March 2012 and December 2012. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund used capital loss carryforwards of $8,064,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $22,317,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2013, the cost of investment securities for tax purposes was $9,079,122,000. Net unrealized appreciation of investment securities for tax purposes was $2,359,324,000, consisting of unrealized gains of $2,368,098,000 on securities that had risen in value since their purchase and $8,774,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $2,863,188,000 of investment securities and sold $969,011,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	205,525	176,519
Issued in Lieu of Cash Distributions	13,102	10,863
Redeemed	(97,476)	(99,852)
Net Increase (Decrease) in Shares Outstanding	121,151	87,530

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.21%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2050	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.18%.

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2050 Fund	17.74%	9.10%	6.07%	$15,394
••••••••	Target 2050 Composite Index	17.92	9.27	6.14	15,463
– – – –	Mixed-Asset Target 2050 Funds
		16.28	8.24	4.94	14,227
	MSCI Average US Broad Market Index	21.55	10.74	6.89	16,275

For a benchmark description, see the Glossary.

Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2013

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.9%)
Vanguard Total Stock Market Index Fund Investor Shares	79,006,766	3,367,269

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	89,544,356	1,443,455

U.S. Bond Fund (8.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	40,520,313	429,110

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	10,970,845	108,611
Total Investment Companies (Cost $4,316,749)		5,348,445
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $6,630)	6,630,020	6,630
Total Investments (100.0%) (Cost $4,323,379)		5,355,075
Other Assets and Liabilities (0.0%)
Other Assets		48,530
Liabilities		(48,495)
		35
Net Assets (100%)
Applicable to 200,644,832 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,355,110
Net Asset Value Per Share		$26.69

Target Retirement 2050 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	4,257,510
Undistributed Net Investment Income	73,297
Accumulated Net Realized Losses	(7,393)
Unrealized Appreciation (Depreciation)	1,031,696
Net Assets	5,355,110

See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7 day yield.
See accompanying Notes, which are an intergal part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	105,695
Net Investment Income—Note B	105,695
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,178
Investment Securities Sold	(2,561)
Realized Net Gain (Loss)	(383)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	625,961
Net Increase (Decrease) in Net Assets Resulting from Operations	731,273

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,695	75,474
Realized Net Gain (Loss)	(383)	3,866
Change in Unrealized Appreciation (Depreciation)	625,961	465,291
Net Increase (Decrease) in Net Assets Resulting from Operations	731,273	544,631
Distributions
Net Investment Income	(79,191)	(50,671)
Realized Capital Gain[1]	(1,138)	(923)
Total Distributions	(80,329)	(51,594)
Capital Share Transactions
Issued	1,926,591	1,387,997
Issued in Lieu of Cash Distributions	79,320	51,071
Redeemed	(769,063)	(538,920)
Net Increase (Decrease) from Capital Share Transactions	1,236,848	900,148
Total Increase (Decrease)	1,887,792	1,393,185
Net Assets
Beginning of Period	3,467,318	2,074,133
End of Period[2]	5,355,110	3,467,318

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $1,138,000 and $923,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $73,297,000 and $46,793,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.16	$19.17	$20.10	$18.58	$19.43
Investment Operations
Net Investment Income	. 539	. 549	. 360	. 399	. 431[1]
Capital Gain Distributions Received	.012	.022	.006	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.473	3.866	(.682)	1.492	(. 866)
Total from Investment Operations	4.024	4.437	(.316)	1.891	(. 435)
Distributions
Dividends from Net Investment Income	(.487)	(. 439)	(. 370)	(. 371)	(.415)
Distributions from Realized Capital Gains	(.007)	(.008)	(.244)	—	—
Total Distributions	(.494)	(.447)	(. 614)	(. 371)	(.415)
Net Asset Value, End of Period	$26.69	$23.16	$19.17	$20.10	$18.58

Total Return[2]	17.74%	23.46%	-1.89%	10.26%	-1.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,355	$3,467	$2,074	$1,517	$924
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.70%	1.79%	2.21%	2.74%
Portfolio Turnover Rate	9%	4%	15%[3]	10%	8%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2050 Fund

For tax purposes, at September 30, 2013, the fund had $73,298,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2012 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in March 2012 and December 2012. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund used capital loss carryforwards of $342,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $5,721,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2013, the cost of investment securities for tax purposes was $4,325,052,000. Net unrealized appreciation of investment securities for tax purposes was $1,030,023,000, consisting of unrealized gains of $1,034,761,000 on securities that had risen in value since their purchase and $4,738,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $1,684,538,000 of investment securities and sold $416,474,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	78,284	64,017
Issued in Lieu of Cash Distributions	3,480	2,499
Redeemed	(30,850)	(25,002)
Net Increase (Decrease) in Shares Outstanding	50,914	41,514

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.20%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.9%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.1
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2055	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the acquired fund fees and expenses were 0.18%.

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2013
			Since	Final Value
		One	Inception	of a $10,000
		Year	(8/18/2010)	Investment
	Target Retirement 2055 Fund	17.73%	13.93%	$15,018
••••••••	Target 2055 Composite Index	17.92	14.09	15,084
– – – –	Spliced Mixed-Asset Target 2055+
		16.53	12.49	14,432
	MSCI Funds US Average Broad Market Index	21.55	18.01	16,760

For a benchmark description, see the Glossary.

Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2013

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (62.8%)
Vanguard Total Stock Market Index Fund Investor Shares	13,477,720	574,420

International Stock Fund (26.9%)
Vanguard Total International Stock Index Fund Investor Shares	15,275,366	246,239

U.S. Bond Fund (8.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	6,951,456	73,616

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	1,864,138	18,455
Total Investment Companies (Cost $801,789)		912,730
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $2,542)	2,542,041	2,542
Total Investments (100.0%) (Cost $804,331)		915,272
Other Assets and Liabilities (0.0%)
Other Assets		8,308
Liabilities		(8,693)
		(385)
Net Assets (100%)
Applicable to 31,912,330 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		914,887
Net Asset Value Per Share		$28.67

Target Retirement 2055 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	793,460
Undistributed Net Investment Income	10,791
Accumulated Net Realized Losses	(305)
Unrealized Appreciation (Depreciation)	110,941
Net Assets	914,887

See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7 day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Income Distributions Received	15,546
Net Investment Income—Note B	15,546
Realized Net Gain (Loss)
Capital Gain Distributions Received	275
Investment Securities Sold	(443)
Realized Net Gain (Loss)	(168)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	91,119
Net Increase (Decrease) in Net Assets Resulting from Operations	106,497

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,546	6,645
Realized Net Gain (Loss)	(168)	414
Change in Unrealized Appreciation (Depreciation)	91,119	35,775
Net Increase (Decrease) in Net Assets Resulting from Operations	106,497	42,834
Distributions
Net Investment Income	(8,415)	(2,904)
Realized Capital Gain[1]	(245)	(97)
Total Distributions	(8,660)	(3,001)
Capital Share Transactions
Issued	567,744	286,736
Issued in Lieu of Cash Distributions	8,573	2,985
Redeemed	(140,041)	(73,016)
Net Increase (Decrease) from Capital Share Transactions	436,276	216,705
Total Increase (Decrease)	534,113	256,538
Net Assets
Beginning of Period	380,774	124,236
End of Period[2]	914,887	380,774

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $132,000 and $97,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $10,791,000 and $4,443,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Financial Highlights

				Aug. 18,
				2010[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.81	$20.45	$20.98	$20.00
Investment Operations
Net Investment Income	.641[2]	.540	.388[2]	.063
Capital Gain Distributions Received	.011[2]	.022	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	3.668	4.202	(.698)	.917
Total from Investment Operations	4.320	4.764	(.309)	.980
Distributions
Dividends from Net Investment Income	(.447)	(.391)	(.179)	—
Distributions from Realized Capital Gains	(.013)	(.013)	(.042)	—
Total Distributions	(.460)	(.404)	(.221)	—
Net Asset Value, End of Period	$28.67	$24.81	$20.45	$20.98

Total Return[3]	17.73%	23.56%	-1.58%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$915	$381	$124	$2
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.19%	0.22%[4]
Ratio of Net Investment Income to Average Net Assets	2.39%	2.76%	1.71%	2.73%[4]
Portfolio Turnover Rate	9%	3%	12%[5]	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2055 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $783,000 from undistributed net investment income, and $7,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at September 30, 2013, the fund had $10,794,000 of ordinary income and $127,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $804,766,000. Net unrealized appreciation of investment securities for tax purposes was $110,506,000, consisting of unrealized gains of $112,661,000 on securities that had risen in value since their purchase and $2,155,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $501,190,000 of investment securities and sold $57,233,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	21,406	12,295
Issued in Lieu of Cash Distributions	350	136
Redeemed	(5,194)	(3,155)
Net Increase (Decrease) in Shares Outstanding	16,562	9,276

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Target Retirement 2060 Fund

Fund Profile
As of September 30, 2013

Total Fund Characteristics

Ticker Symbol	VTTSX
30-Day SEC Yield	2.20%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 12, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2013, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2013
			Since	Final Value
		One	Inception	of a $10,000
		Year	(1/19/2012)	Investment
	Target Retirement 2060 Fund	17.69%	15.63%	$12,793
••••••••	Target 2060 Composite Index	17.92	15.81	12,826
– – – –	Spliced Mixed-Asset Target 2055+
		16.53	14.41	12,565
	MSCI Funds US Average Broad Market Index	21.55	19.14	13,458

For a benchmark description, see the Glossary.

Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): January 19, 2012, Through September 30, 2013

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.4%)
U.S. Stock Fund (62.6%)
Vanguard Total Stock Market Index Fund Investor Shares	3,191,446	136,020

International Stock Fund (26.9%)
Vanguard Total International Stock Index Fund Investor Shares	3,617,124	58,308

U.S. Bond Fund (7.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	1,628,593	17,247

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	442,348	4,379
Total Investment Companies (Cost $199,213)		215,954
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.112% (Cost $219)	219,351	219
Total Investments (99.5%) (Cost $199,432)		216,173
Other Assets and Liabilities (0.5%)
Other Assets		3,158
Liabilities		(2,174)
		984
Net Assets (100%)
Applicable to 8,613,854 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		217,157
Net Asset Value Per Share		$25.21

Target Retirement 2060 Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	198,258
Undistributed Net Investment Income	2,204
Accumulated Net Realized Losses	(46)
Unrealized Appreciation (Depreciation)	16,741
Net Assets	217,157

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7 day yield.
See accompanying Notes, which are an integral part of the Financial Statments.

Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends	2,846
Net Investment Income—Note B	2,846
Realized Net Gain (Loss)
Capital Gain Distributions Received	34
Investment Securities Sold	107
Realized Net Gain (Loss)	141
Change in Unrealized Appreciation (Depreciation) of Investment Securities	15,512
Net Increase (Decrease) in Net Assets Resulting from Operations	18,499

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Changes in Net Assets

		January 19,
	Year Ended	2012[1] to
	September 30,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,846	334
Realized Net Gain (Loss)	141	(171)
Change in Unrealized Appreciation (Depreciation)	15,512	1,229
Net Increase (Decrease) in Net Assets Resulting from Operations	18,499	1,392
Distributions
Net Investment Income	(784)	—
Realized Capital Gain[2]	(15)	—
Total Distributions	(799)	—
Capital Share Transactions
Issued	205,842	43,919
Issued in Lieu of Cash Distributions	790	—
Redeemed	(40,404)	(12,082)
Net Increase (Decrease) from Capital Share Transactions	166,228	31,837
Total Increase (Decrease)	183,928	33,229
Net Assets
Beginning of Period	33,229	—
End of Period[3]	217,157	33,229

1 Inception.
2 Includes fiscal 2013 short-term gain distributions totaling $15,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $2,204,000 and $334,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Financial Highlights

	Year	Jan. 19,
	Ended	2012[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2013	2012
Net Asset Value, Beginning of Period	$21.74	$20.00
Investment Operations
Net Investment Income	. 581[2]	.218
Capital Gain Distributions Received	.007 [2]	.002
Net Realized and Unrealized Gain (Loss) on Investments	3.203	1.520
Total from Investment Operations	3.791	1.740
Distributions
Dividends from Net Investment Income	(.315)	—
Distributions from Realized Capital Gains	(.006)	—
Total Distributions	(. 321)	—
Net Asset Value, End of Period	$25.21	$21.74

Total Return[3]	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$217	$33
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.45%	2.99%[4]
Portfolio Turnover Rate	10%	40%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2060 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $192,000 from undistributed net investment income, and $1,000 from accumulated net realized losses, to paid-in capital.

The fund used capital loss carryforwards of $4,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $2,204,000 of ordinary income and $12,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $199,490,000. Net unrealized appreciation of investment securities for tax purposes was $16,683,000, consisting of unrealized gains of $17,162,000 on securities that had risen in value since their purchase and $479,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2013, the fund purchased $179,376,000 of investment securities and sold $12,050,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended	January 19, 2012[1] to
	September 30, 2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	8,760	2,110
Issued in Lieu of Cash Distributions	37	—
Redeemed	(1,712)	(581)
Net Increase (Decrease) in Shares Outstanding	7,085	1,529
1 Inception.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, and Vanguard Target Retirement 2060 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes of each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2013

Special 2013 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035 Fund	—
Target Retirement 2040 Fund	132
Target Retirement 2045 Fund	—
Target Retirement 2050 Fund	—
Target Retirement 2055 Fund	120
Target Retirement 2060 Fund	1

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035 Fund	249,010
Target Retirement 2040 Fund	146,017
Target Retirement 2045 Fund	147,521
Target Retirement 2050 Fund	62,592
Target Retirement 2055 Fund	6,672
Target Retirement 2060 Fund	621

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2035 Fund	47.9%
Target Retirement 2040 Fund	50.1
Target Retirement 2045 Fund	50.0
Target Retirement 2050 Fund	50.1
Target Retirement 2055 Fund	50.2
Target Retirement 2060 Fund	50.4

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2035 Fund	139,562	7,884
Target Retirement 2040 Fund	87,771	4,958
Target Retirement 2045 Fund	85,455	4,828
Target Retirement 2050 Fund	38,439	2,172
Target Retirement 2055 Fund	5,673	320
Target Retirement 2060 Fund	1,039	59

Shareholders will receive more detailed information with their FORM 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2013
			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2035 Fund
Returns Before Taxes	16.77%	8.87%	7.03%
Returns After Taxes on Distributions	16.29	8.37	6.61
Returns After Taxes on Distributions and Sale of Fund Shares	10.00	6.97	5.64
			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2040 Fund
Returns Before Taxes	17.75%	9.11%	6.01%
Returns After Taxes on Distributions	17.29	8.64	5.63
Returns After Taxes on Distributions and Sale of Fund Shares	10.56	7.16	4.73

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2045 Fund
Returns Before Taxes	17.70%	9.09%	7.45%
Returns After Taxes on Distributions	17.23	8.58	7.04
Returns After Taxes on Distributions and Sale of Fund Shares	10.53	7.14	6.01

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2013

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2050 Fund
Returns Before Taxes	17.74%	9.10%	6.07%
Returns After Taxes on Distributions	17.29	8.59	5.67
Returns After Taxes on Distributions and Sale of Fund Shares	10.54	7.14	4.78

		Since
	One	Inception
	Year	(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes	17.73%	13.93%
Returns After Taxes on Distributions	17.34	13.60
Returns After Taxes on Distributions and Sale of Fund Shares	10.48	10.93

		Since
	One	Inception
	Year	(1/19/2012)
Target Retirement 2060 Fund
Returns Before Taxes	17.69%	15.63%
Returns After Taxes on Distributions	17.38	15.45
Returns After Taxes on Distributions and Sale of Fund Shares	10.36	12.06

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,068.78	$0.93
Target Retirement 2040 Fund	$1,000.00	$1,074.15	$0.94
Target Retirement 2045 Fund	$1,000.00	$1,074.07	$0.94
Target Retirement 2050 Fund	$1,000.00	$1,074.04	$0.94
Target Retirement 2055 Fund	$1,000.00	$1,074.19	$0.94
Target Retirement 2060 Fund	$1,000.00	$1,074.14	$0.94
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2040 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2045 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2050 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2055 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2060 Fund	$1,000.00	$1,024.17	$0.91

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.18%, 0.18%, 0.18%, 0.18%, 0.18%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target 2055+ Funds Average: Mixed-Asset Target 2050 Funds Average through August 31, 2013; Mixed-Asset Target 2055+ Funds Average thereafter.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2013: $287,000 Fiscal Year Ended September 30, 2012: $204,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2013: $5,714,113
Fiscal Year Ended September 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended September 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2013: $1,552,950
Fiscal Year Ended September 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2013: $110,000
Fiscal Year Ended September 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended September 30, 2012.

(d) All Other Fees.

Fiscal Year Ended September 30, 2013: $132,000
Fiscal Year Ended September 30, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2013: $242,000
Fiscal Year Ended September 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 15, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.